Exhibit 99.(c)(3)

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## Recent Trading Range and Analyst Price Targets

$

Unaffected Share Price $36.44
Neptune Offer $45.00
Implied Premium / (Discount) to Unaffected Share Price ($36.44)
DRAFT
52-Week Trading Range
29.00
46.00
(20.4)% – 26.2%
Analyst Price Targets (1)
28.57
39.29
(21.6)% – 7.8%
Affected Analyst Price Targets (2)
40.00
48.00
9.8% – 31.7%
20.00
30.00
40.00
50.00
60.00
70.00

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# Heron's Valuation Parameters

DRAFT

## Assessment of Valuation (1)

$

Unaffected Share Price $36.44
Neptune Offer $45.00
31.60
41.08
36.20
47.06
34.38
45.84
35.64
47.52
40.64
47.17
35.93
55.33
38.83
45.00
34.29
53.15
11% Discount Rate
20.00
30.00
40.00
50.00
60.00
70.00

| Methodology | Range | Implied Premium / (Discount) to Unaffected Share Price ($36.44) |
|---|---|---|
| **Selected Companies** | | |
| **Multiple-Based:** 20.0x – 26.0x 2006 P/E — **Company Forecast 2006 EPS $1.58** | 31.60 – 41.08 | (13.3)% – 12.7% |
| **Street Forecast 2006 EPS $1.81** | 36.20 – 47.06 | (0.7)% – 29.1% |
| **Multiple-Based:** 18.0x – 24.0x 2007 P/E — **Company Forecast 2007 EPS $1.91** | 34.38 – 45.84 | (5.7)% – 25.8% |
| **Street Forecast 2007 EPS $1.98** | 35.64 – 47.52 | (2.2)% – 30.4% |
| **10-Year Discounted Cash Flow Management Projections** — **Perpetual Growth:** 2.0% – 4.0%; **Discount Rate: 10.0% — 12.0%** | 35.93 – 55.33 (40.64 – 47.17) | 11.5% – 29.4%<br>(1.4)% – 51.8% |
| **Sum-of-the-Parts – Management Projections** — **Perpetual Growth:** Varies by Segment (2); **Discount Rate: 10.0 – 12.0%** | 34.29 – 53.15 (38.83 – 45.00) | 6.6% – 23.5%<br>(5.9)% – 45.9% |

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# Heron - Historical Financial Performance

DRAFT

## Total Revenue

($MM)
Growth (%)
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
(5.0)
1,121.0
1,276.0
1,730.0
2001A
2002A
2003A
2004A
Total Revenue ($MM)
% Growth

## EBIT

($MM)
Margin (%)
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
219.0
310.0
378.0
2001A
2002A
2003A
2004A
EBIT ($MM)
% Margin

## Net Income

($MM)
Margin (%)
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
187.0
304.0
137.0
2001A
2002A
2003A
2004A
Net Income ($MM)
% Margin

Source: Historical public filings

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# Heron Management Forecast - Revenue Contribution

## Total Revenue

D R A F T

2006
$2,222MM

Other $160
BP1 $63
BP2 $107
BP3 $229
BP4 $151
BT2 $151
BT1 $457
VX2 $359
VX1 $546
7%
7%
3%
5%
10%
7%
21%
25%
16%

2009
$3,184MM

Other $160
BP1 $143
BP2 $84
BP3 $137
BP4 $187
BP5 $141
BP6 $120
BT2 $146
BT1 $741
VX3 $634
VX2 $93
VX1 $598
23%
20%
19%
6%
4%
4%
3%

2012
$4,254MM

Other $134
BP1 $260
BP2 $77
BP3 $81
BP4 $165
BP5 $634
BP6 $205
BT2 $136
BT1 $872
VX4 $519
VX3 $484
VX2 $210
VX1 $477
20%
12%
11%
5%
11%
5%
15%
6%
4%
3%
2%

**2006 Revenues**

**2009 Revenues**

**2012 Revenues**

Source: Heron Management Forecast as of October 2005.

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# Heron Management Forecast - Operating Income Contribution

## Operating Income (excludes Corporate & Other)

DRAFT

**2006**
**$427MM [1]**

BT1
$115
BT2
$186
Total Vx [2]
$166
25%
36%
40%

**Operating Margins**

**2009**
**$892MM [3]**

BT2
$108
BP2
$44
BP3
$103
BP4
$92
BP5
$28
BT1
$322
VX1
$197
VX4
$174
VX2
$23
10%
4%
9%
8%
3%
30%
18%
16%
2%

**Operating Margins**

**2012**
**$1,473MM [4]**

BT2
$97
BP2
$42
BP3
$58
BP4
$77
BT1
$329
BP5
$406
VX4
$393
VX2
$89
VX1
$159
20%
25%
24%
10%
6%

**Operating Margins**

Source: Heron Management Forecast as of October 2005.

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# Heron – Forecasted Revenue and Operating Profile

DRAFT

## Total Revenue

($Bn)
Growth (%)
5.0
4.0
3.0
2.0
1.0
0.0
20.0
15.0
10.0
5.0
0.0
(5.0)
2.2
2.4
2.7
3.2
3.7
4.0
4.3
4.1
4.2
4.2
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Total Revenue ($Bn)
% Growth

## EBIT

($MM)
Margin (%)
1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
389.4
489.7
537.5
863.1
1,188.2
1,314.8
1,408.9
1,217.1
1,222.5
1,311.1
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
EBIT ($MM)
% Margin

## Net Income

($MM)
Margin (%)
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
311.6
379.8
409.5
652.6
900.7
1,015.2
1,103.1
972.0
981.4
1,047.8
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Net Income ($MM)
% Margin

Source: Heron Management Forecast as of October 2005.

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DRAFT

## 2. Overview of Heron

B. Overview of Trading Performance

16

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# Heron Stock Price Performance – Long Term Perspective

Stock Price Performance - October 28, 2000 - October 28, 2005
Stock Price
$60
$55
$50
$45
$40
$35
$30
$25
$20
Volume in Thousands
30,000
25,000
20,000
15,000
10,000
5,000
0
10/28/00
7/15/01
4/2/02
12/19/02
9/6/03
5/24/04
2/9/05
10/28/05
Volume
Heron Price Close (+3.0%)

DRAFT

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## Heron Stock Price Performance

Stock Price Performance - August 31, 2004 - October 28, 2005
Current Share Price $43.40
52-Week High $45.07
52-Week Low $29.91
52-Week Avg. $36.34
3 Months Avg. $40.71
October 17, 2005
Announces Fluvirin shipments in the United States have begun
September 1, 2005
Announces it has received an offer from Neptune to acquire the 58% of Heron it does not currently own
March 2, 2005
Announces that suspension for manufacturing Fluvirin has been lifted
July 15, 2005
Announces FDA requires additional data for PULMINIQ
October 5, 2004
Announces that manufacturing license in the U.K. has been suspended. Also lowers 2004 net income forecast as a result of the suspension
October 25, 2005
Announces initiation of U.S. Phase I/II study of influenza cell culture vaccine
August 31, 2005
Announces favorable results of FDA inspection of Fluvirin manufacturing facility
Stock Price
Volume in Thousands
$47
$44
$41
$38
$35
$32
$29
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
8/31/04
10/30/04
12/29/04
2/28/05
4/29/05
6/29/05
8/28/05
10/28/05
Volume
Heron Price Close (+2.4%)
DRAFT

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# Heron Stock Price Performance Compared to Relevant Indices

**Stock Price Performance - August 31, 2004 - October 28, 2005**

150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
8/31/04
10/30/04
12/29/04
2/28/05
4/29/05
6/29/05
8/28/05
10/28/05
Large Cap Biotech (+37.4%)
AMEX Biotech Index (+25.3%)
Large Cap Biotech (excl. DNA) (+20.3%)
NASDAQ (+13.7%)
Heron (+2.4%)
Large Pharma (-6.6%)
Heron
NASDAQ
AMEX Biotech Index
Large Cap Biotech
Large Cap Biotech (excl. DNA)
Large Pharma

DRAFT

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**Volume Traded**

200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Trading Prior to Announcement Level: $36.44
23.8% 108,449,920
38.2% 173,688,768
30.2% 137,625,856
0.0% 0
6.1% 27,976,354
1.6% 7,314,170
$30.00 - $33.00
$33.00 - $36.00
$36.00 - $39.00
$39.00 - $42.00
$42.00 - $45.00
$45.00 - $48.00

DRAFT

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D
R
A
F
T

## 3. Preliminary Financial Analysis

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# Recent Trading Range and Analyst Price Targets

$
Unaffected Share Price $36.44
Neptune Offer $45.00
Implied Premium / (Discount) to Unaffected Share Price ($36.44)
52-Week Trading Range
29.00
46.00
(20.4)% – 26.2%
Analyst Price Targets (1)
28.57
39.29
(21.6)% – 7.8%
Affected Analyst Price Targets (2)
40.00
48.00
9.8% – 31.7%
20.00
30.00
40.00
50.00
60.00
70.00
DRAFT

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# Heron's Valuation Parameters

DRAFT

## Assessment of Valuation [1]

$

Unaffected Share Price $36.44 — Neptune Offer $45.00

| Methodology | Low | 11% Discount Rate (Low) | 11% Discount Rate (High) | High | Implied Premium / (Discount) to Unaffected Share Price ($36.44) |
|---|---|---|---|---|---|
| **Selected Companies** — **Multiple-Based:** 20.0x – 26.0x 2006 P/E — **Company Forecast 2006 EPS $1.58** | 31.60 | | | 41.08 | (13.3)% – 12.7% |
| **Street Forecast 2006 EPS $1.81** | 36.20 | | | 47.06 | (0.7)% – 29.1% |
| **Multiple-Based:** 18.0x – 24.0x 2007 P/E — **Company Forecast 2007 EPS $1.91** | 34.38 | | | 45.84 | (5.7)% – 25.8% |
| **Street Forecast 2007 EPS $1.98** | 35.64 | | | 47.52 | (2.2)% – 30.4% |
| **10-Year Discounted Cash Flow** — **Management Projections** — **Perpetual Growth:** 2.0% – 4.0% — **Discount Rate: 10.0% – 12.0%** | 35.93 | 40.64 | 47.17 | 55.33 | 11.5% – 29.4%<br>(1.4)% – 51.8% |
| **Sum-of-the-Parts – Management Projections** — **Perpetual Growth:** Varies by Segment [2] — **Discount Rate: 10.0 – 12.0%** | 34.29 | 38.83 | 45.00 | 53.15 | 6.6% – 23.5%<br>(5.9)% – 45.9% |

Axis: 20.00 – 30.00 – 40.00 – 50.00 – 60.00 – 70.00

■ 11% Discount Rate

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# Heron Trading Multiples Relative to its Peers

DRAFT

2006 P/E Multiples
MEDI 74.4x
CELG 54.0x
DNA 49.0x
GILD 26.3x
GENZ 26.2x
Heron 24.0x
AMGN 20.7x
Heron Unaffected 20.1x
BIIB 19.5x
GSK 17.2x
NVS 17.1x
JNJ 16.7x
BMY 16.2x
LLY 16.2x
ABT 15.9x
WYE 14.2x
AZN 14.0x
SNY 13.3x
MRK 11.5x
PFE 10.6x
Average
(Excl. Heron, Heron Unaffected,CELG, DNA and MEDI)
17.0x

2006 P/E/G Multiples
LTGR
25% MEDI 3.04x
6% GSK 2.81x
7% WYE 1.93x
10% LLY 1.68x
10% ABT 1.68x
7% PFE 1.54x
16% Heron 1.53x
11% NVS 1.50x
11% JNJ 1.50x
33% DNA 1.47x
10% SNY 1.40x
14% BIIB 1.37x
19% GENZ 1.36x
20% GILD 1.35x
16% Heron Unaffected 1.29x
16% AMGN 1.27x
48% CELG 1.14x
13% AZN 1.10x
15% MRK 0.79x
3% BMY NM
Average
(Excl. Heron, Heron Unaffected, BMY and MEDI)
1.49x

As of 10/28/05.
EPS per First Call and long-term growth rates per I/B/E/S estimates.
Heron 2006 P/E based on Street EPS of $1.81.

Represents Large Cap Pharma  Represents Large Cap Biotech

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# Heron Trading Multiples Relative to its Peers Over Time

NTM Forward P/E Since 01/01/03

45.0x
40.0x
35.0x
30.0x
25.0x
20.0x
15.0x
1/1/03
6/21/03
12/10/03
5/30/04
11/18/04
5/9/05
10/28/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

NTM Forward P/E/G Since 01/01/03

1.90x
1.80x
1.70x
1.60x
1.50x
1.40x
1.30x
1.20x
1.10x
1.00x
1/1/03
6/21/03
12/10/03
5/30/04
11/18/04
5/9/05
10/28/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

DRAFT

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# Selected Companies Analysis

DRAFT

(in millions, except per share amounts)

| Company | Stock Price 10/03/2006 | % Of 52-Week High | Equity Value | Enterprise Value | Revenue Multiple CY 2006E | Revenue Multiple CY 2007E | NOPAT Multiple LTM | P/E CY 2006E | P/E CY 2007E | Long-Term EPS Gr. | PEG CY 2006E | PEG CY 2007E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Large Cap Biotech* | | | | | | | | | | | | |
| Amgen | $75.78 | 87.2% | $84,569 | $83,360 | 6.8x | 5.8x | 29.2x | 20.7x | 18.8x | 16.2% | 1.27x | 1.14x |
| Biogen Idec | 38.49 | 88.0% | 13,167 | 11,400 | 4.3 | 4.0 | 23.3 | 19.5 | 17.9 | 14.2% | 1.37 | 1.28 |
| Celgene | 53.02 | 91.5% | 10,073 | 10,149 | 13.5 | 9.8 | ### | 54.0 | 36.4 | 47.5% | 1.14 | 0.77 |
| Genentech | 83.72 | 92.3% | 88,269 | 84,606 | 11.0 | 8.6 | ### | 49.0 | 37.2 | 33.4% | 1.47 | 1.11 |
| Genzyme | 71.76 | 94.2% | 19,036 | 19,305 | 6.1 | 5.4 | 81.5 | 26.2 | 23.3 | 19.2% | 1.36 | 1.21 |
| Gilead Sciences | 67.12 | 96.3% | 22,289 | 20,629 | 9.0 | 7.9 | 33.6 | 26.3 | 24.2 | 19.8% | 1.36 | 1.24 |
| MedImmune | 34.03 | 96.4% | 8,608 | 7,630 | 5.5 | 4.8 | ### | 74.4 | 47.8 | 24.8% | 3.04 | 1.98 |
| | | | Mean | | 8.0x | 6.6x | 42.0x | 38.6x | 29.3x | 24.9% | 1.87x | 1.24x |
| | | | Median | | 6.5 | 5.8 | 31.7 | 26.3 | 24.2 | 19.8% | 1.36 | 1.21 |
| | | | High | | 13.5 | 9.8 | 81.5 | 74.4 | 47.8 | 47.5% | 3.04 | 1.98 |
| | | | Low | | 4.3 | 4.0 | 23.3 | 19.5 | 17.9 | 14.2% | 1.14 | 0.77 |

(in millions, except per share amounts)

| Company | Stock Price 10/03/2006 | % Of 52-Week High | Equity Value | Enterprise Value | Revenue Multiple CY 2006E | Revenue Multiple CY 2007E | NOPAT Multiple LTM | P/E CY 2006E | P/E CY 2007E | Long-Term EPS Gr. | PEG CY 2006E | PEG CY 2007E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *BioPharma & Blood Testing* | | | | | | | | | | | | |
| Abbott Laboratories | $42.78 | 85.8% | $66,207 | $71,010 | 3.2x | 3.0x | 22.3x | 15.9x | 14.1x | 9.8% | 1.62x | 1.43x |
| Bayer AG | 34.43 | 90.1% | 29,250 | 33,862 | 1.0 | 1.0 | 24.4 | 12.3 | 15.4 | 7.0% | 1.76 | 2.20 |
| Johnson & Johnson | 62.98 | 89.8% | 185,437 | 178,880 | 3.3 | 3.1 | 18.4 | 16.7 | 15.2 | 11.1% | 1.50 | 1.37 |
| Roche Holdings | 169.62 | 97.0% | 129,220 | 127,879 | 4.2 | 3.7 | 28.3 | 24.5 | 19.7 | 14.3% | 1.71 | 1.38 |
| *BioPharma & Vaccines* | | | | | | | | | | | | |
| GlaxoSmithKline | $26.40 | 99.0% | $151,946 | $154,672 | 3.9 | 3.7 | 17.4 | 17.2 | 15.6 | 6.1% | 2.81 | 2.54 |
| MedImmune | 34.03 | 96.4% | 8,608 | 7,630 | 5.5 | 4.8 | ### | 74.4 | 47.8 | 24.8% | 3.04 | 1.98 |
| Merck & Co. | 27.54 | 77.9% | 90,541 | 87,886 | 2.7 | 2.7 | 11.1 | 11.5 | 11.4 | 14.8% | 0.79 | 0.79 |
| Sanofi-Aventis | 88.31 | 88.1% | 109,665 | 125,802 | 3.5 | 3.4 | ### | 13.3 | 11.8 | 9.8% | 1.40 | 1.26 |
| Wyeth | 44.70 | 96.2% | 60,229 | 62,416 | 3.1 | 2.9 | 17.2 | 14.2 | 13.3 | 7.4% | 1.93 | 1.81 |
| | | | Mean | | 3.4x | 3.1x | 19.7x | 22.0x | 18.0x | 11.8% | 1.8x | 1.6x |
| | | | Median | | 3.4 | 3.2 | 20.0 | 16.3 | 15.3 | 10.3% | 1.7 | 1.4 |
| | | | High | | 5.5 | 4.8 | 28.3 | 74.4 | 47.8 | 24.8% | 3.0 | 2.6 |
| | | | Low | | 1.0 | 1.0 | 11.1 | 11.5 | 11.4 | 6.1% | 0.8 | 0.8 |

(in millions, except per share amounts)

| Company | Stock Price 10/03/2006 | % Of 52-Week High | Equity Value | Enterprise Value | Revenue Multiple CY 2006E | Revenue Multiple CY 2007E | NOPAT Multiple LTM | P/E CY 2006E | P/E CY 2007E | Long-Term EPS Gr. | PEG CY 2006E | PEG CY 2007E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Blood Testing* | | | | | | | | | | | | |
| Beckman Coulter | $48.75 | 86.5% | $3,097 | $3,774 | 1.6x | 1.4x | 15.5x | 16.1x | 13.7x | 14.1% | 1.14x | 0.97x |
| Bio-Rad Laboratories | 66.69 | 89.0% | 1,408 | 1,582 | 1.3 | NA | 18.2 | 16.6 | ### | 10.0% | 1.66 | ### |
| Biosite | 63.89 | 78.2% | 1,006 | 876 | 2.8 | 2.5 | 17.1 | 17.3 | 16.6 | 15.0% | 1.09 | 1.05 |
| Cytyc | 24.76 | 85.2% | 2,281 | 3,006 | 5.0 | 4.2 | 24.2 | 20.7 | 16.7 | 18.9% | 1.09 | 0.88 |
| Dade Behring Holdings | 34.43 | 89.6% | 1,804 | 1,941 | 1.1 | 1.1 | 14.1 | 23.9 | 22.8 | 17.8% | 1.34 | 1.28 |
| Digene | 29.89 | 93.3% | 610 | 585 | 3.1 | 2.7 | 79.6 | 40.1 | 20.4 | 30.0% | 1.34 | 0.68 |
| Diagnostic Products | 41.81 | 72.4% | 1,244 | 1,171 | 2.2 | 2.0 | 18.3 | 14.7 | 12.6 | 17.4% | 0.84 | 0.73 |
| Gen-Probe | 40.43 | 76.1% | 2,102 | 1,889 | 5.7 | 4.8 | 39.7 | 28.3 | 22.7 | 21.6% | 1.31 | 1.05 |
| Immucor | 25.44 | 70.7% | 1,208 | 1,176 | 5.3 | NA | 60.4 | 21.8 | ### | 23.3% | 0.93 | ### |
| TriPath Imaging | 6.75 | 70.5% | 262 | 241 | 2.1 | 1.3 | ### | 28.4 | 9.5 | 37.5% | 0.76 | 0.25 |
| Ventana Medical Systems | 37.61 | 83.7% | 1,471 | 1,425 | 5.9 | ### | 57.7 | 36.0 | 25.8 | 26.2% | 1.37 | 0.99 |
| | | | Mean | | 3.2x | 2.5x | 33.5x | 23.5x | 17.5x | 21.1% | 1.16x | 0.88x |
| | | | Median | | 2.8 | 2.3 | 21.2 | 21.8 | 16.7 | 18.9% | 1.14 | 0.97 |
| | | | High | | 5.9 | 4.8 | 79.6 | 40.1 | 25.8 | 37.5% | 1.66 | 1.28 |
| | | | Low | | 1.1 | 1.1 | 14.1 | 14.7 | 9.5 | 10.0% | 0.76 | 0.25 |

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# Selected Companies Analysis (cont'd)

(in millions, except per share amounts)

| Company | Stock Price 10/03/2006 | % Of 52-Week High | Equity Value | Enterprise Value | Revenue Multiple CY 2006E | Revenue Multiple CY 2007E | NOPAT Multiple LTM | P/E CY 2006E | P/E CY 2007E | Long-Term EPS Grth. | PEG CY 2006E | PEG CY 2007E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Vaccines | | | | | | | | | | | | |
| Acambis | $3.01 | 72.4% | $409 | $206 | 1.9x | NM | NM | NM | NM | NM | NM | NM |
| Berna Biotech AG | 10.30 | 94.9% | 380 | 306 | 1.7 | 1.4 | NM | 51.0 | NM | 3.0% | NM | NM |
| CSL Limited | 27.67 | 90.0% | 5,100 | 5,310 | 2.5 | 2.4 | 7.0 | 18.6 | NM | 16.4% | 1.13 | NM |
| Kali Biopharmaceuticals | 11.75 | 73.4% | 710 | 704 | 4.2 | 3.0 | NM | NM | NM | NM | NM | NM |
| Mean | | | | | 2.6x | 2.2x | 7.0x | 34.8x | NM | 9.7% | 1.13x | NM |
| Median | | | | | 2.2 | 2.4 | 7.0 | 34.8 | NM | 9.7% | 1.13 | NM |
| High | | | | | 4.2 | 3.0 | 7.0 | 51.0 | – | 16.4% | 1.13 | – |
| Low | | | | | 1.7 | 1.4 | 7.0 | 18.6 | – | 3.0% | 1.13 | – |

(in millions, except per share amounts)

| Company | Stock Price 10/03/2006 | % Of 52-Week High | Equity Value | Enterprise Value | Revenue Multiple CY 2006E | Revenue Multiple CY 2007E | NOPAT Multiple LTM | P/E CY 2006E | P/E CY 2007E | Long-Term EPS Grth. | PEG CY 2006E | PEG CY 2007E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Biotech | | | | | | | | | | | | |
| Allergan | $108.67 | 92.8% | $12,674 | $11,768 | 4.2x | 4.4x | 28.7x | 23.6x | 20.1x | 17.9% | 1.36x | 1.16x |
| Biogen Idec | 38.49 | 68.0% | 13,167 | 11,408 | 4.3 | 4.0 | 23.3 | 19.5 | 17.9 | 14.2% | 1.37 | 1.26 |
| Celgene | 63.82 | 91.8% | 10,873 | 10,149 | 13.5 | 9.2 | NM | 54.0 | 36.4 | 47.9% | 1.14 | 0.77 |
| Cephalon | 46.35 | 86.8% | 2,680 | 5,501 | 3.8 | 3.2 | 34.1 | 14.5 | 13.2 | 19.4% | 0.75 | 0.68 |
| Elan | 7.97 | 26.2% | 3,476 | 4,042 | 7.6 | 6.7 | NM | NM | NM | 15.0% | NM | NM |
| Forest Laboratories | 37.36 | 78.7% | 12,806 | 11,104 | 3.3 | 3.1 | 14.2 | 14.8 | 12.4 | 13.0% | 1.11 | 0.96 |
| Genzyme | 71.76 | 94.2% | 19,036 | 19,386 | 6.1 | 5.4 | 81.5 | 26.2 | 23.3 | 19.2% | 1.36 | 1.21 |
| Gilead Sciences | 47.12 | 96.3% | 22,289 | 20,629 | 9.0 | 7.9 | 33.6 | 26.3 | 24.2 | 19.9% | 1.36 | 1.24 |
| MedImmune | 34.00 | 96.4% | 8,608 | 7,630 | 6.5 | 4.8 | NM | 74.4 | 47.8 | 24.9% | 3.04 | 1.96 |
| Millennium Pharmaceuticals | 8.96 | 66.3% | 2,701 | 2,381 | 4.7 | 4.1 | NM | NM | NM | 15.0% | NM | NM |
| Serono | 16.21 | 82.7% | 7,171 | 6,579 | 2.0 | 1.7 | NM | 16.5 | 13.6 | 13.0% | 0.86 | 0.79 |
| Mean | | | | | 5.9x | 5.1x | 38.9x | 29.2x | 23.2x | 20.3% | 1.37x | 1.11x |
| Median | | | | | 4.8 | 4.4 | 31.1 | 23.6 | 20.1 | 18.0% | 1.36 | 1.16 |
| High | | | | | 13.5 | 9.2 | 81.5 | 74.4 | 47.8 | 47.9% | 3.04 | 1.96 |
| Low | | | | | 2.0 | 1.7 | 14.2 | 14.5 | 12.4 | 13.0% | 0.75 | 0.68 |

DRAFT

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# Heron Consolidated Discounted Cash Flow Analysis – Summary

Price per Share of Heron
60.00
55.00
50.00
45.00
40.00
35.00
30.00
2% Growth
3% Growth
4% Growth
46.45
50.30
55.33
40.64
43.53
47.17
35.93
38.09
40.79
Pre-Announcement Price ($36.44)
Cash Flows as % of AV:
42.1 38.6 34.8
45.8 42.6 39.2
49.3 46.4 43.2
Terminus as % of AV :
57.9 61.4 65.2
54.2 57.4 60.8
50.7 53.6 56.8
Discount Rate
10%
11%
12%

DRAFT

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# Discounted Cash Flow Sensitivity Analysis

DRAFT

**Deviation from Midpoint Valuation** (1)
$

(15.00)
(10.00)
(5.00)
0.00
5.00
10.00
15.00

| | Low | High | % from Base Value ($43.53) |
|---|---|---|---|
| **Overall Company** | | | |
| Discount Rate -/+1.0% (Base 11.0%) | (5.44) | 6.78 | (12.5)% – 15.6% |
| Perpetual Growth Rate -/+1.0% (Base 3.0%) | (2.89) | 3.64 | (6.6)% – 8.4% |
| **Portfolio** | | | |
| TFPI Probability 0% – 100%<br>*Current Assumption: 61%* | (11.06) | 6.79 | (25.4)% – 15.6% |
| Flu Cell Culture Probability 0% – 100%<br>*Current Assumption: U.S. – 30%; Europe – 75%* | (3.83) | 5.69 | (8.8)% – 13.1% |
| Increase U.S. FCC POS to 60% | 0.00 | 2.26 | 0.0% – 5.2% |
| Flu Cell Culture Probability 0% with Increase in Egg Flu Penetration | (2.26) | 0.00 | (5.2)% – 0.0% |
| Pandemic Stockpile Scenario (2) | 0.00 | 3.86 | 0.0% – 8.9% |
| Pandemic Preparedness Scenario (3) | 0.00 | 4.03 | 0.0% – 9.3% |

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# Heron Sum-of-the-Parts Analysis

## Perpetual Growth Methodology (1)

**Sum-of-the-Parts Valuation**

$

60.00
50.00
40.00
30.00
20.00
10.00
0.00
7.93
15.39
15.32
3.37
(0.46)
41.55
(5.11)
36.44
BioPharma (3)
Vaccines (3)
Blood Testing (3)
Corporate Royalties (3)
Net Debt
Total Sum of the Parts Value
Difference Between Sum of the Parts and Market
Market Value Prior to Announcement (2)

DRAFT

Source: Heron Management Forecast as of October 2005

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# Other Metrics - Premiums Paid in Minority Squeeze Outs

DRAFT

## 1-Day Premiums Paid in Precedent Squeeze Out Transactions

Mean Premium
Median Premium
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.9%
20.2%
34.1%
25.4%
22.0%
20.2%
29.9%
26.6%
20.8%
15.0%
All Transactions
<60%
60-70%
70-80%
>80%
Number of Deals
135
28
29
24
37

**Spot Price Premiums at Various Ownership Levels[1]**

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# BioPharma Segment P&L

DRAFT

| BioPharma<br>PROJECT HERON P&L<br>$MM | POS | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| REVENUE (Pro-Adj.) | | | | | | | | | | | |
| Proleukin | 100% | 107.0 | 93.1 | 87.6 | 83.6 | 80.3 | 78.5 | 77.2 | 76.2 | 74.0 | 73.3 |
| TOBI | 100% | 229.2 | 239.3 | 173.7 | 137.0 | 94.2 | 80.3 | 80.9 | 79.0 | 77.6 | 76.6 |
| Betaseron | 100% | 130.8 | 182.9 | 180.9 | 187.2 | 177.8 | 177.5 | 145.5 | 113.3 | 84.0 | 48.4 |
| TFPI | 41% | 0.0 | 0.0 | 23.3 | 161.2 | 336.0 | 443.2 | 433.7 | 433.5 | 475.7 | 727.6 |
| 238 | 13% | 0.0 | 0.0 | 0.0 | 0.0 | 3.9 | 12.3 | 33.9 | 34.3 | 47.3 | 78.3 |
| 1212 | 17% | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 8.9 | 30.1 | 40.6 | 84.3 | 95.1 |
| TIP | 75% | 0.0 | 0.0 | 71.9 | 120.0 | 170.7 | 192.8 | 203.1 | 220.6 | 234.7 | 256.4 |
| CSI | NA | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Other Products | | 42.5 | 88.9 | 112.3 | 162.9 | 143.4 | 174.2 | 194.1 | 204.2 | 239.1 | 275.2 |
| Net Product Sales | | 549.5 | 606.4 | 651.6 | 811.7 | 1,047.8 | 1,194.7 | 1,422.4 | 1,445.4 | 1,538.8 | 1,651.3 |
| Joint Business | | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Collaboration Agreements | | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 |
| Royalties | | 32.2 | 33.0 | 37.9 | 39.8 | 33.8 | 26.8 | 26.6 | 26.8 | 22.5 | 22.6 |
| Other Revenue | | 9.2 | 9.6 | 9.3 | 0.3 | 0.3 | 0.3 | 0.3 | 0.3 | 0.3 | 0.3 |
| TOTAL BioPharma REVENUE (Pro-Adj.) | | 612.0 | 652.0 | 699.3 | 852.4 | 1,084.1 | 1,222.5 | 1,450.3 | 1,473.4 | 1,562.7 | 1,675.2 |
| % Growth | | -3.7% | 6.5% | 7.3% | 21.8% | 27.2% | 12.8% | 18.6% | 1.6% | 6.1% | 7.2% |
| TOTAL BioPharma COGS (Pro-Adj.) | | 158.5 | 177.3 | 207.5 | 235.0 | 261.2 | 310.5 | 359.7 | 380.6 | 387.1 | 396.1 |
| % Growth | | 2.9% | 11.9% | 17.0% | 12.2% | 11.1% | 18.9% | 15.9% | 5.8% | 1.7% | 2.2% |
| TOTAL BioPharma GROSS PROFIT (Pro-Adj.) | | 453.4 | 474.6 | 492.4 | 617.5 | 823.0 | 912.0 | 1,090.6 | 1,092.8 | 1,175.6 | 1,279.1 |
| % Margin | | 74.1% | 72.8% | 70.3% | 72.4% | 75.9% | 74.6% | 75.2% | 74.2% | 75.2% | 76.4% |
| TOTAL BioPharma Research & Development (Pro-Adj.) | | 297.2 | 305.1 | 337.6 | 290.7 | 287.3 | 330.5 | 372.8 | 389.1 | 401.3 | 425.2 |
| % Margin | | 48.6% | 46.8% | 48.2% | 34.1% | 26.5% | 27.0% | 25.7% | 26.4% | 25.7% | 25.4% |
| % Growth | | 10.7% | 2.6% | 10.7% | -13.9% | -1.2% | 15.0% | 12.8% | 4.4% | 3.1% | 5.9% |
| TOTAL BioPharma S&M (Pro-Adj.) | | 144.9 | 162.7 | 206.9 | 216.3 | 222.5 | 227.6 | 241.2 | 253.4 | 269.6 | 291.3 |
| % Margin | | 23.7% | 25.0% | 29.6% | 25.4% | 20.5% | 18.6% | 16.6% | 17.2% | 17.3% | 17.4% |
| % Growth | | 0.4% | 12.3% | 27.2% | 4.5% | 2.9% | 2.3% | 6.0% | 5.1% | 6.4% | 8.0% |
| TOTAL BioPharma G&A (Pro-Adj.) | | 31.3 | 32.3 | 37.0 | 42.7 | 53.6 | 60.0 | 69.8 | 73.5 | 77.9 | 82.7 |
| % Margin | | 5.1% | 5.0% | 5.3% | 5.0% | 4.9% | 4.9% | 4.8% | 5.0% | 5.0% | 4.9% |
| % Growth | | 5.6% | 3.1% | 14.5% | 15.4% | 25.5% | 11.9% | 16.4% | 5.3% | 6.0% | 6.1% |
| Other Operating Expenses | | 12.9 | 13.3 | 8.5 | 0.2 | 0.2 | 0.2 | 0.2 | 0.2 | 0.2 | 0.2 |
| Biopharma Corporate Overhead Allocation | | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| TOTAL BioPharma OPERATING EXPENSES | | 486.4 | 513.4 | 590.0 | 549.9 | 563.6 | 618.2 | 684.0 | 716.3 | 749.1 | 799.4 |
| TOTAL BioPharma EXPENSES | | 644.9 | 690.7 | 797.6 | 784.9 | 824.8 | 928.7 | 1,043.7 | 1,096.9 | 1,136.2 | 1,195.5 |
| BioPharma OPERATING INCOME (LOSS) | | (32.9) | (38.7) | (97.7) | 67.5 | 259.4 | 293.7 | 406.6 | 376.5 | 426.5 | 479.7 |
| % Margin | | NM | NM | NM | 7.9% | 23.9% | 24.0% | 28.0% | 25.6% | 27.3% | 28.6% |
| % Growth | | -173.8% | 17.6% | 152.1% | -169.2% | 284.0% | 13.2% | 38.4% | -7.4% | 13.3% | 12.5% |

Source: Heron Management Forecast as of October 2005

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# Blood Testing Segment P&L

| BLOOD TESTING<br>PROJECT HERON P&L<br>[illegible] | FCS | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| REVENUES (Pounds) | | | | | | | | | | | |
| NAT | | | | | | | | | | | |
| Current Products | | | | | | | | | | | |
| Duplex | 100% | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | 100% | [illegible] | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Ultra | 100% | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | 100% | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Total Current Products Revenue | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| New Products | | | | | | | | | | | |
| Blood Type Confirmation | [illegible] | 0.0 | 0.0 | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | NA | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| [illegible] | [illegible] | 0.0 | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | [illegible] | 0.0 | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] NAT | 100% | 0.0 | 0.0 | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Total New Products Revenue | | 0.0 | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Total Instrument & Service Revenue | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Other Plasma Sales | | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Total NAT Product Revenue | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Plasma Royalties ([illegible]) | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | 6.0 | 6.0 | 6.0 | 6.0 | 6.0 |
| Whole Blood and Plasma Royalties ([illegible]) | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Total NAT Royalty Revenue | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] R&D (Other) | | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 |
| TOTAL NAT REVENUE | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| ORTHO JOINT BUSINESS | | | | | | | | | | | |
| Product Sales | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] (Royalty) | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Contract Revenue | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Joint Business Profits | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL ORTHO REVENUE | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING REVENUE | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING COGS | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING GROSS PROFIT (Pounds) | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Margin | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING R&D | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Margin | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING S&M | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Margin | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL BLOOD TESTING G&A | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Margin | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| Blood Testing Corporate Overhead allocation | | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| TOTAL OPERATING EXPENSES | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| TOTAL EXPENSES | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| BLOOD TESTING OPERATING INCOME (LOSS) | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Margin | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |
| % Growth | | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |

Source: Heron Management Forecast as of October 2005

DRAFT

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Project Heron

Presentation to the Board of Directors

PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION

October 30, 2005

DRAFT

THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A WRITTEN AGREEMENT WITH CREDIT SUISSE FIRST BOSTON AND MORGAN STANLEY.

Table of Contents

1.	Situation Overview

2.	Overview of Heron
	A.	Update on Heron Business Situation
	B.	Overview of Trading Performance

3.	Preliminary Financial Analysis

Appendix
•	WACC
•	Other Metrics
•	Business Unit P&Ls

1.  Situation Overview

Initial September 1 Offer

•                  On September 1, 2005, the Neptune CEO transmitted a written letter to the chair of the independent committee of the Heron Board

•                  $40 per share in cash via merger

•                  No diligence or financing contingencies

•                  Willing to condition merger on approval of a majority of the public shares

•                  Body of offer letter:

“In connection with the Heron Board’s consideration of the serious issues Heron faces, you inquired of our plans for our investment in the Company, including specifically whether we had any interest at this time in acquiring the outstanding shares in the Company that we do not already own. We advised you that absent additional due diligence we would not be able to assess any potential change in our position in the Company but that we would be willing to undertake such due diligence if that were acceptable to the Independent Directors. With your agreement we have conducted our due diligence and we now have a deeper understanding of the Company and the pending situation. As Heron’s largest shareholder, Heron’s current situation is naturally a matter of concern to us, and so we have considered how we can best protect our investment in the Company. As is evident from Neptune’s long history with Heron, we have no intention of selling our interest.

Based on our due diligence review, we have concluded that the best result for all concerned, including Heron, its shareholders and Neptune, would be for Neptune to acquire the shares in Heron that it does not already own. We believe that Heron, as a wholly-owned subsidiary of Neptune, would be better positioned to deal with the legal, regulatory and business issues that it is facing. Despite the challenges facing Heron’s vaccine business today, the acquisition would enable us to build a strategic platform in vaccines. Heron’s public shareholders would benefit from such a transaction as it would provide them with an immediate premium for their shares and eliminate their investment risk.

Accordingly, we are pleased to propose a transaction in which Neptune would enter into a cash merger agreement pursuant to which the public shareholders of Heron would receive $40.00 per share in cash. This price represents a 12% premium to Heron’s one week weighted average closing price. As an indication of our confidence that this transaction will be well received by Heron’s public shareholders, Neptune is willing to condition the merger on the approval of a majority of the public shares.

Of course, our proposal is subject to the approval of the Independent Directors and to the execution of definitive documentation. We are prepared to move quickly and to negotiate a customary merger agreement with Heron’s Independent Directors and its advisors. We have substantially completed our due diligence work and our merger terms will not include any due diligence or financing conditions, but only customary and usual closing conditions. We do not anticipate any significant obstacles to negotiating and consummating a mutually beneficial transaction promptly.

As I am sure you appreciate, consistent with our obligations under the U.S. federal securities laws, this letter will become publicly available when we forthwith file it with an amendment to our Schedule 13D.”

Illustrative Valuation Matrix

($MM, except per share amounts)

			Unaffected				Neptune
			Price				Offer
Share Price			$36.44				$45.00
Premium to Share Price Prior to Annc.	$36.44		0%				23%
Premium to 5-Day Average Share Price	35.90		2%				25%
Premium to 10-Day Average Share Price	35.71		2%				26%
Premium to 30-Day Average Share Price	36.12		1%				25%
Premium to 60-Day Average Share Price	36.04		1%				25%
Premium to 180-Day Average Share Price	35.46		3%				27%

CALCULATION OF EQUITY AND AGGREGATE VALUE

Shares Outstanding (MM) (1)			187.9				187.9
“In the Money” Options/Warrants Outstanding (MM) (2)			9.9				16.2
WAEP of “In the Money” Options/Warrants (2)			$29.88				$34.75
Fully-Diluted Shares Outstanding (MM)			189.7				191.6

Fully-Diluted Equity Value			$6,911				$8,620
+ Debt (3)			1,106				1,106
- Cash (3)			(1,018)				(1,018)
Fully-Diluted Aggregate Value			6,999				8,708
Value of Non-Neptune Equity			$4,021				$5,051

IMPLIED VALUATION MULTIPLES (4)

	Statistic		Unaffected Multiple				Offer Multiple
	Mgmt.	Street	Mgmt.		Street		Mgmt.		Street
Revenue
CY2006E	$2,222	$2,182	3.1	x	3.2	x	3.9	x	4.0	x

Earnings
CY2006E	$1.58	$1.81	23.1	x	20.1	x	28.5	x	24.9	x
CY2007E	1.91	1.98	19.1		18.4		23.5		22.7

PEG (5)
CY2006E	15.7%	15.7%	1.47	x	1.29	x	1.82	x	1.59	x

Note: Unaffected price as of August 31, 2005, the day prior to public announcement of the Neptune letter.

(1) Based on Heron primary shares of 187.9MM from 424 B3 Prospectus dated August 29, 2005.

(2) Based on Heron options schedule from 10-K for the period ended December 31, 2004.

(3) Based on Heron Press Release for the period ended September 30, 2005.

(4) Heron estimates based upon First Call consensus and Heron Management Forecast as of October 2005.

(5) Based on an IBES LTGR of 15.7%.

Recent Trading Range and Analyst Price Targets

$

Implied Premium / (Discount) to Unaffected Share Price ($36.44)
52-Week Trading Range		(20.4)% – 26.2%

Analyst Price Targets (1)	[CHART]	(21.6)% – 7.8%

Affected Analyst Price Targets (2)		9.8% – 31.7%

(1)          Reflects analyst price targets pre-announcement of initial Neptune offer as of 8/31/05.  Discounted at 12.0%

(2)          Reflects analyst price targets post announcement of initial Neptune offer as of 10/28/05; excludes CSFB and MS equity research price targets as unable to publish updates due to advisory role

Heron’s Valuation Parameters

Assessment of Valuation (1)

$

Implied Premium / (Discount) to Unaffected Share Price ($36.44)
Selected Companies

Multiple-Based: 20.0x – 26.0x 2006 P/E
Company Forecast 2006 EPS $1.58		(13.3)% – 12.7%

Street Forecast 2006 EPS $1.81		(0.7)% – 29.1%

Multiple-Based: 18.0x – 24.0x 2007 P/E

Company Forecast 2007 EPS $1.91		(5.7)% – 25.8%
[CHART]
Street Forecast 2007 EPS $1.98		(2.2)% – 30.4%

10-Year Discounted Cash Flow Management Projections
Perpetual Growth: 2.0% – 4.0% Discount Rate: 10.0% – 12.0%		11.5% – 29.4% (1.4)% – 51.8%

Sum-of-the-Parts – Management Projections

Perpetual Growth: Varies by Segment (2) Discount Rate: 10.0 – 12.0%		6.6% – 23.5% (5.9)% – 45.9%

(1)          Street forecast EPS estimates as of 10/28/05

(2)          Assumes perpetual growth rate of 1.0% – 3.0% for BioPharma (midpoint LTM NOPAT multiple of 12.4x), 2.0% – 4.0% for Vaccines (midpoint LTM NOPAT multiple of 15.4x), 2.0% – 4.0% for Blood Testing (midpoint LTM NOPAT multiple of 13.3x) and (2.0)% – 0.0% for Corporate Royalties (midpoint LTM NOPAT multiple of 8.7x); derived from Heron Management

2.              Overview of Heron

A.           Update on Heron Business Situation

Heron Business Update - Post-Neptune Offer on Sep 1

Heron Financial Update - 3rd Quarter 2005

Business Review

• On 10/25, Heron announced initiation of phase I/II study of influenza cell culture vaccine in the United States

• On 10/17, Heron announced that it had received all approvals and clearance for FLUVIRIN from the FDA and MHRA, and that it had begun shipment of FLUVIRIN to U.S. customers

• Heron stated to the street that the total number of FLUVIRIN vaccine doses it will produce for the 2005-2006 influenza season will be below its previously stated range of 18-26M doses, due to production delays related to remediation as well as lower output associated with adaptation to new processes and procedures implemented in remediation

• Accordingly, Heron also noted that it expects its financial results to be below its previously stated guidance

• In its 3rd quarter earnings call, Heron indicated that it would have capacity to produce 40M doses for the 2006/07 season

• On 10/13, Heron and Xoma announced initiation of phase I clinical trials for CHIR-12.12 in multiple myeloma

• On 10/5, Heron and Nektar announced initiation of a phase III trial evaluating tobramycin inhalation powder (TIP) in the treatment of lung infections caused by Psuedomonas aeruginosa in cystic fibrosis patients

• On 10/5 Gen-Probe announced that the FDA had informed Heron’s partner, Gen-Probe, that it considered the PROCLEIX TIGRIS system “not substantially equivalent” to the PROCLEIX Enhanced Semi-Automated System for screening donated human blood with the PROCLEIX ULTRIO Assay

• Gen-Probe has discussed this determination with the FDA and is scheduling a series of meetings to resolve the issues

• Heron has stated that it continues to expect approval of PROCLEIX TIGRIS during 1H:06

• PROCLEIX ULTRIO Assay BLA likely to be delayed into 2006 as well

Financial Review

• Biopharma:  Net product sales increased 4% from the comparable year-ago period to $137 million, driven principally by TOBI and Betaseron offset by a decline in Proleukin sales.  Generally in-line with Street expectations.

• Vaccines: Net product sales were generally lower than Street expectations due to the fact that most analysts did not adjust for the suspension in Begrivac sales in 2005.  Net product sales were $153 million, a decrease of 12% from the comparable year-ago period due principally to no Begrivac sales offset by strong sales in most other vaccine lines.

• Blood Testing: Generally in-line with guidance and expectations.  Revenues were $138 million, a decrease of 2% from the comparable year-ago period, driven principally by the introduction of PROCLEIX ULTRIO and PROCLEIX TIGRIS into a number of ex-U.S. markets and an increase in donations in the United States.

Heron - Historical Financial Performance

Total Revenue

[CHART]

EBIT

[CHART]

Net Income

[CHART]

Source: Historical public filings

Financial Projection Overview

•                  Heron management has developed its forecast using customary biotechnology financial analysis providing for probabilities of success based on stage of development of individual product candidates

•                  Only product candidates in clinical development were modeled

•                  During 1H:05, CSFB and Morgan Stanley conducted a series of meetings with Heron management to diligence projections for the consolidated Company and its major lines of business

•                  Management presented the projections to the Board of Heron

•                  Since then, Heron’s business forecast has changed and accordingly additional changes to the management forecast were provided to CSFB and Morgan Stanley

•                  Revenues from the vaccines business were further reduced due to Begrivac vaccine contamination issues in the summer 2005

•                  Overall forecast for biopharma were further reduced due to PULMUNIQ setback and increased competition against Proleukin

•                  CSFB and Morgan Stanley have continued to conduct diligence meetings with Heron

Heron Management Forecast - Revenue Contribution

Total Revenue

2006

$2,222MM

[CHART]

2006 Revenues

Biopharma:	$612MM
Vaccines:	$921MM
Blood Testing:	$609MM
Corporate:	$81MM

2009

$3,184MM

[CHART]

2009 Revenues

Biopharma:	$852MM
Vaccines:	$1,340MM
Blood Testing:	$887MM
Corporate:	$105MM

2012

$4,254MM

[CHART]

2012 Revenues

Biopharma:	$1,450MM
Vaccines:	$1,710MM
Blood Testing:	$1,008MM
Corporate:	$85MM

Source:  Heron Management Forecast as of October  2005.

Heron Management Forecast - Operating Income Contribution

Operating Income (excludes Corporate & Other)

2006

$427MM (1)

[CHART]

Operating Margins

VX1 -	29.1%
BT2 -	40.8%
BT1 -	75.9%

Total Vx -	17.3%
Total BT -	49.5%

2009

$892MM (3)

[CHART]

Operating Margins

BP2 -	52.0%
BP3 -	75.1%
BP4 -	49.2%
BP5 -	19.7%
VX1 -	32.9%
VX2 -	24.7%
BT1 -	43.4%
BT2 -	74.3%

Total BioPharma -	7.9%
Total Vx -	29.4%
Total BT -	48.5%

2012

$1,473MM (4)

[CHART]

Operating Margins

BP2 -	54.5%
BP3 -	72.0%
BP4 -	46.4%
BP5 -	64.0%
VX1 -	33.4%
VX2 -	42.2%
BT1 -	37.7%
BT2 -	71.6%

Total BioPharma -	28.0%
Total Vx -	37.5%
Total BT -	42.2%

Source:  Heron Management Forecast as of October 2005.

(1) Includes operating loss of ($33MM) from Biopharma, which is comprised of operating incomes of $59MM, $164MM, $77MM, ($56MM), and ($211MM) for Proleukin, TOBI, Betaseron, TFPI, and BioPharma (Remaining), respectively

(2) Comprised of operating incomes of $158MM, ($30MM), and $31MM for Egg Flu, Cell Culture and Vx (Remaining), respectively

(3) Total operating income includes ($199MM) of BioPharma (Remaining)

(4) Total operating income includes ($175MM) of BioPharma (Remaining)

Heron – Forecasted Revenue and Operating Profile

Total Revenue

[CHART]

EBIT

[CHART]

Net Income

[CHART]

Source:  Heron Management Forecast as of October 2005.

Heron Management Forecast - Consolidated Income Statement

($ and shares in millions, except per share amounts)

Heron

Income Statement

	Fiscal Year Ending December 31
	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Total Revenue	$2,222.2	$2,436.6	$2,675.3	$3,183.9	$3,663.4	$4,010.1	$4,254.1	$4,080.7	$4,161.4	$4,211.1
% Growth	11.9%	9.6%	9.8%	19.0%	15.1%	9.5%	6.1%	-4.1%	2.0%	1.2%

COGS	833.8	891.9	971.4	1,132.4	1,221.6	1,345.5	1,417.5	1,446.4	1,483.7	1,405.2
% Growth	15.2%	7.0%	8.9%	16.6%	7.9%	10.1%	5.3%	2.0%	2.6%	-5.3%

Gross Profit	1,388.5	1,544.7	1,703.9	2,051.5	2,441.8	2,664.5	2,836.6	2,634.4	2,677.7	2,805.9
% Margin	62.5%	63.4%	63.7%	64.4%	66.7%	66.4%	66.7%	64.6%	64.3%	66.6%

R&D	482.2	503.9	537.7	502.9	514.2	556.1	601.4	603.2	613.7	627.8
% Margin	21.7%	20.7%	20.1%	15.8%	14.0%	13.9%	14.1%	14.8%	14.7%	14.9%
% Growth	11.0%	4.5%	6.7%	-6.5%	2.2%	8.1%	8.2%	0.3%	1.7%	2.3%

S&M	300.8	326.1	395.8	439.4	471.8	502.8	509.6	498.0	512.6	526.8
% Margin	13.5%	13.4%	14.8%	13.8%	12.9%	12.5%	12.0%	12.2%	12.3%	12.5%
% Growth	6.0%	8.4%	21.4%	11.0%	7.4%	6.6%	1.3%	-2.3%	2.9%	2.8%

G&A	202.0	210.5	223.3	244.9	267.2	290.4	316.2	315.7	328.4	339.7
% Margin	9.1%	8.6%	8.3%	7.7%	7.3%	7.2%	7.4%	7.7%	7.9%	8.1%
% Growth	-9.7%	4.2%	6.1%	9.7%	9.1%	8.7%	8.9%	-0.2%	4.0%	3.5%

Other Expenses	14.1	14.5	9.6	1.3	0.4	0.4	0.4	0.4	0.4	0.4
% Growth	40.7%	2.5%	-33.5%	-86.7%	-66.5%	-0.6%	0.0%	0.0%	0.0%	0.0%

EBITDA	546.8	649.0	701.9	1,048.5	1,367.7	1,515.8	1,621.4	1,435.5	1,432.6	1,535.5
% Margin	24.6%	26.6%	26.2%	32.9%	37.3%	37.8%	38.1%	35.2%	34.4%	36.5%
Depreciation	127.2	129.8	136.6	159.7	167.0	190.8	205.3	212.1	205.5	220.3
Amortization	30.2	29.5	27.8	25.8	12.4	10.3	7.2	6.3	4.5	4.1

Operating Income	389.4	489.7	537.5	863.1	1,188.2	1,314.8	1,408.9	1,217.1	1,222.5	1,311.1
% Margin	17.5%	20.1%	20.1%	27.1%	32.4%	32.8%	33.1%	29.8%	29.4%	31.1%
% Growth	25.3%	25.8%	9.7%	60.6%	37.7%	10.7%	7.2%	-13.6%	0.4%	7.2%

Net Other Income (Expense)	29.1	19.6	11.6	10.1	15.7	41.8	64.8	81.9	89.0	89.0
Minority Interest	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)

Pre-tax Income	415.5	506.3	546.0	870.1	1,200.9	1,353.6	1,470.7	1,296.0	1,308.6	1,397.1
% Margin	18.7%	20.8%	20.4%	27.3%	32.8%	33.8%	34.6%	31.8%	31.4%	33.2%

Income Tax Expense	(103.9)	(126.6)	(136.5)	(217.5)	(300.2)	(338.4)	(367.7)	(324.0)	(327.1)	(349.3)
Effective Tax Rate	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%

Net Income	311.6	379.8	409.5	652.6	900.7	1,015.2	1,103.1	972.0	981.4	1,047.8
Share Outstanding	197.5	198.7	199.5	200.4	202.1	203.5	204.5	205.5	206.4	207.4
EPS	$1.58	$1.91	$2.05	$3.26	$4.46	$4.99	$5.39	$4.73	$4.75	$5.05

Note: Heron consolidated income statement includes corporate royalties and expenses

Source:  Heron Management Forecast as of October 2005.

Street versus Heron Management Forecast

Total Revenues

($ in millions)	2006E	2007E	2008E	2009E	2010E
Piper Jaffray (10/26/05)	$2,109.9	$2,314.1	$2,670.9	$2,861.4
SG Cowen (10/26/05)	2,290.0	2,565.0	2,857.0	3,102.0	3,292.0
UBS (10/26/05)	2,118.0	2,277.0
Banc of America (10/26/05)	2,098.8	2,323.2	2,564.2
Goldman Sachs (10/26/05)	2,130.0	2,262.0
Merrill Lynch (10/26/05)	2,175.8	2,286.4	2,385.0
Average	$2,153.8	$2,338.0	$2,619.3	$2,981.7	$3,292.0
% Growth	16.1%	8.6%	12.0%	13.8%	10.4%
Forecast	$2,222.2	$2,436.6	$2,675.3	$3,183.9	$3,663.4
% Growth	11.9%	9.6%	9.8%	19.0%	15.1%
Variance	$68.4	$98.6	$56.0	$202.2	$371.4
% Difference	3.2%	4.2%	2.1%	6.8%	11.3%

Operating Income

($ in millions)	2006E	2007E	2008E	2009E	2010E
Piper Jaffray (10/26/05)	$383.1	$462.0	$575.2	$626.5
SG Cowen (10/26/05)	445.0	568.0	672.0	754.0	841.0
UBS (10/26/05)	407.0	456.0
Banc of America (10/26/05)	370.9	417.7	524.5
Merrill Lynch (10/26/05)	449.6	446.9	451.8
Goldman Sachs (10/26/05)	447.0	498.0
Average	$417.1	$474.8	$555.9	$690.2	$841.0
% Growth	98.9%	13.8%	17.1%	24.2%	21.8%
Forecast	$389.4	$489.7	$537.5	$863.1	$1,188.2
% Growth	25.2%	25.8%	9.8%	60.6%	37.7%
Variance	$(27.7)	$14.9	$(18.4)	$172.9	$347.2
% Difference	(6.6)%	3.1%	(3.3)%	25.0%	41.3%

EPS(2)

	2006E	2007E	2008E	2009E	2010E
Deutsche Bank (10/26/05)	$2.66
SG Cowen (10/26/05)	1.90	2.30	2.65	2.90	3.15
UBS (10/26/05)	1.55	1.78
Banc of America (10/26/05)	1.71	1.89	2.30
Prudential (07/27/05)	1.80	2.21
Goldman Sachs (10/26/05)	1.89	2.09
Merrill Lynch (10/26/05)	1.83	1.86	1.88
Piper Jaffray (10/26/05)	1.61	1.84	2.29	2.50
Citigroup (10/25/05)	1.80	1.90
JP Morgan (10/25/05)	1.71
Average(2)	$1.76	$1.98	$2.28	$2.70	$3.15
% Growth	68.4%	13.0%	14.9%	18.4%	16.7%
Forecast	$1.58	$1.91	$2.05	$3.26	$4.46
% Growth	13.7%	20.9%	7.3%	59.0%	36.8%
Variance	$(0.18)	$(0.07)	$(0.23)	$0.56	$1.31
% Difference	(10.0)%	(3.7)%	(10.1%)	20.7%	41.6%

Revenues

BioPharma

($ in millions)	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (10/26/05)	536.3.	$553.4	$561.5
Piper Jaffray (10/26/05)	547.8	566.3	796.5	815.0
UBS (10/26/05)	570.0	612.0
SG Cowen (10/26/05)	595.0	640.0	695.0	735.0	775.0
Goldman Sachs (10/26/05)	515.0	514.0
Average	$556.9	$577.1	$684.3	$775.0	$775.0
% Growth	3.5%	3.6%	18.6%	13.2%	0.0%
Forecast(1)	$549.5	$606.4	$651.6	$811.7	$1,047.8
% Growth	0.3%	10.4%	7.5%	24.6%	29.1%
Variance	$(7.4)	$29.3	$(32.7)	$36.7	$272.8
% Difference	(1.3%)	5.1%	(4.8)%	4.7%	35.2%

Vaccines

($ in millions)	2006E	2007E	2008E	2009E	2010E
SG Cowen (10/26/05)	$845.0	$1,005.0	$1,130.0	$1,250.0	$1,320.0
Piper Jaffray (10/26/05)	747.6	876.3	965.0	1,061.0
Goldman Sachs (10/26/05)	781.0	865.0
UBS (10/26/05)	745.0	821.0
Merrill Lynch (10/26/05)	782.5	830.4	881.6
Average	$780.2	$879.5	$992.2	$1,155.5	$1,320.0
% Growth	37.7%	12.7%	12.8%	16.5%	14.2%
Forecast(1)	$904.6	$980.8	$1,077.4	$1,324.7	$1,564.7
% Growth	37.1%	8.4%	9.8%	23.0%	18.1%
Variance	$124.4	$101.3	$85.2	$169.2	$244.7
% Difference	15.9%	11.5%	8.6%	14.6%	18.5%

Blood Testing

($ in millions)	2006E	2007E	2008E	2009E	2010E
SG Cowen (10/26/05)	$380.0	$420.0	$485.0	$535.0	$585.0
Piper Jaffray (10/26/05)	353.5	419.2	494.0	554.1
Merrill Lynch (10/26/05)	360.6	429.0	474.1
Goldman Sachs (10/26/05)	370.0	413.0
UBS (10/26/05)	337.0	376.0
Average	$360.2	$411.4	$484.4	$544.5	$585.0
% Growth	17.9%	14.2%	17.7%	12.4%	7.4%
Forecast(1)	$389.1	$499.5	$575.2	$688.2	$768.5
% Growth	25.6%	28.4%	15.2%	19.6%	11.7%
Variance	$28.9	$88.1	$90.8	$143.7	$183.5
% Difference	8.0%	21.4%	18.8%	26.4%	31.4%

Source:  Heron Management Forecast as of October 2005 and Street analyst forecasts as indicated

(1)  Forecast represents only net product sales and  blood testing revenues exclude NAT royalties and Ortho Joint Business profits, royalties and contract revenues.

(2)  Average EPS excludes Deutsche Bank estimates.

2.     Overview of Heron

B.    Overview of Trading Performance

Heron Stock Price Performance – Long Term Perspective

Stock Price Performance - October 28, 2000 - October 28, 2005

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Heron Stock Price Performance

Stock Price Performance - August 31, 2004 - October 28, 2005

Current Share Price	$43.40
52-Week High	$45.07
52-Week Low	$29.91
52-Week Avg.	$36.34
3 Months Avg.	$40.71

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Since the Neptune offer, Heron stock has traded principally on the underlying assumption of what Neptune is expected to pay and less on fundamentals

Heron Stock Price Performance Compared to Relevant Indices

Stock Price Performance - August 31, 2004 - October 28, 2005

	Performance Since
	8/31/2004	12/31/2004	3/31/2005	6/30/2005
Stock Price Performance
Heron	2.4%	30.2%	23.8%	24.4%
NASDAQ	13.7%	(3.9)%	4.5%	1.6%
AMEX Biotech Index	25.3%	14.1%	26.1%	10.1%
Large Cap Biotech	37.4%	25.9%	37.4%	16.1%
Large Cap Biotech (excl. DNA)	20.3%	11.2%	28.6%	20.6%
Large Pharma	(6.6)%	(0.9)%	2.2%	(2.2)%

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Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

Large Pharma includes AZN, BMY, GSK, LLY, MRK, NVS, PFE, RHHBY

98% of Heron Shares Traded during the Year Prior to Announcement Traded at or below $45

August 31, 2004 to August 31, 2005 (1 Year prior to Unaffected Date)

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	$30.00 - $33.00		$33.00 - $36.00		$36.00 - $39.00		$39.00 - $42.00		$42.00 - $45.00		$45.00 - $48.00
Volume	108,449,920		173,688,768		137,625,856		0		27,976,354		7,314,170
% of Shares Traded	23.8%		38.2%		30.2%		0.0%		6.1%		1.6%
Cumulative % Traded	23.8%		62.0%		92.2%		92.2%		98.4%		100.0%
% of Shares Outstanding (1)	99.9%		160.0%		126.8%		0.0%		25.8%		6.7%

Cumulative Volume	108,449,920		282,138,688		419,764,544		419,764,544		447,740,898		455,055,068
Multiple of Shares Outstanding (1)	1.0	x	2.6	x	3.9	x	3.9	x	4.1	x	4.2	x

(1)

Excludes shares held by Neptune. Assumes a total of 187,879,648 shares outstanding less 79,320,078 shares held by Neptune. Neptune share ownership information is from Schedule 13D dated September 1, 2005.

Heron Shareholder Analysis

	Institutions (1)
	Primary	% of	% of
Holder	Shares	Primary	Non-Neptune (5)
Smith Barney Asset Mgmt.	23,410,000	12.5%	21.6%
Van Kampen Asset Mgmt.	5,013,370	2.7%	4.6%
Barclays Global Investors	5,000,000	2.7%	4.6%
VA Partners, LLC	4,975,000	2.6%	4.6%
Paulson Partners	4,000,000	2.1%	3.7%
Sound Shore Management	3,338,471	1.8%	3.1%
State Street Corp.	3,300,000	1.8%	3.0%
Vanguard Group	3,146,559	1.7%	2.9%
T. Rowe Price Assoc.	2,500,778	1.3%	2.3%
Centaurus Capital	1,750,000	0.9%	1.6%
Morgan Stanley Inv. Mgmt.	1,700,000	0.9%	1.6%
Northern Trust Corp.	1,562,039	0.8%	1.4%
Sectoral Asset Mgmt.	1,518,000	0.8%	1.4%
OZ Management, LLC	1,500,000	0.8%	1.4%
Deutsche Asset Management	1,337,249	0.7%	1.2%
Fidelity Investments	1,300,000	0.7%	1.2%
Primecorp Mgmt. Company	1,065,200	0.6%	1.0%
Putnam Investment Mgmt.	1,034,602	0.6%	1.0%
Westchester Capital	1,000,000	0.5%	0.9%
Sandell Asset Management	1,000,000	0.5%	0.9%
Chesapeake Partners Mgmt.	1,000,000	0.5%	0.9%
D.E. Shaw	1,000,000	0.5%	0.9%
California Public Employees Ret.	778,624	0.4%	0.7%
Gruss Partners	675,000	0.4%	0.6%
SAC Capital Advisors	648,000	0.3%	0.6%
Top 25 Institutions	73,552,892	39.1%	67.8%
Remaining Institutional Holders	13,073,078	7.0%	12.0%
Total Institutional Holdings	86,625,970	46.1%	79.8%

	Insiders & Neptune
Holder	Primary (2) Shares	% of Primary	% of Non-Neptune (5)	Options (2)	FC Total	% of FC
Neptune	79,320,078	42.2%	—	0	79,320,078	36.9%
Directors as a Group	292,781	0.2%	0.3%	799,211	1,091,992	0.5%
Executive Officers as a Group	8,462	0.0%	0.0%	963,193	971,655	0.5%
Others	96,390	0.1%	0.1%	25,494,888	25,591,278	11.9%
Total Insiders & Neptune	79,717,711	42.4%	0.4%	27,257,292	106,975,003	49.7%

	Summary of Holdings
	Primary (3)	% of	% of
Holder	Shares	Primary	Non-Neptune (5)	Options (4)	FC Total	% of FC
Institutions	86,625,970	46.1%	79.8%	0	86,625,970	40.3%
Insiders & Neptune	79,717,711	42.4%	0.4%	27,257,292	106,975,003	49.7%
Other Holders	21,535,967	11.5%	19.8%	0	21,535,967	10.0%
Total Shares Outstanding	187,879,648	100.0%	100.0%	27,257,292	215,136,940	100.0%

(1)	Based on Inisfree M&A data as of October 26, 2005.
(2)	Based on Heron Proxy dated May 25, 2005 and Schedule 13D dated September 1, 2005.
(3)	Based on Heron 424 B Prospectus dated August 29, 2005.
(4)	Based on Heron 10-K for the period ended December 31, 2004.
(5)	Excludes 79,320,078 primary shares held by Neptune.

Wall Street Perspective

Research		Target
Company	Recommendation	Price

A.G. Edwards	Hold

Banc of America Securities	Neutral	$45.00

Citigroup	Hold	$42.00

Deutsche Bank	Hold	$44.00

Harris Nesbitt	Neutral	$40.00

JP Morgan	Underweight

Lehman Brothers	Equal Weight / Neutral	$45.00

Merrill Lynch	No Rating

Piper Jaffray	Market Perform	$40.00

Robert W. Baird	Neutral	$40.00

Sanford C. Bernstein	Market Perform	$48.00

SG Cowen	No Rating

Thomas Weisel	Peer Perform

UBS	Reduce 2	$40.00

Note: All recommendations post Neptune offer.

Ratings

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Source: Wall Street equity research; includes analysts for whom no report was available. Excludes CSFB, Goldman Sachs and Morgan Stanley.

	Banc of America	Bernstein	JP Morgan	Merrill Lynch

Analyst	Lei Zhong, Ph.D.	Geoffrey Porges	Ronald Renaud, Jr.	Eric J. Ende

Latest Report	October 26, 2005	October 26, 2005	October 25, 2005	October 26, 2005

Comments

“Given the recent dynamics of the flu vaccine market, we believe there will be a three-way race with Heron, GSK and Aventis Pasteur.”
“We view Heron as a long-term value play in the flu vaccine market. Which is what we believe is behind the Neptune offer, not the near-term relaunch of Fluvirin, but Heron’s future capacity and technology to create the second- generation flu vaccine.”

“We believe this target price [$48] can be supported regardless of Neptune’s actions, but continue to expect a further bid by Neptune at a materially higher price than their initial $40 offer. Given Heron’s improving prospects that bid may now need to be substantially higher.”
“Neither our revised estimates, or our price target, or Neptune’s bid, account for the potential value of Heron’s pandemic flu vaccine opportunity, which could provide positive headlines in coming weeks and revenue upside in 2006 and later years.”

“We believe significant uncertainty surrounds 2005 earnings, as Heron awaits US approval of the first batches of Flu vaccine from its UK manufacturing facility. At 44x our 2005 EPS estimate of $1.01, we believe that the stock trades on a premium based on the potential for Neptune to raise its offer. We continue to believe that enough certainty remains in the Heron story to contribute to underperformance relative to our large cap biotech coverage universe over the next 12 months.”

“We continue to believe the parts are worth more than the whole of Heron. Weak revenues across business units and risks to growth drivers such as the Ultrio test in ‘06 and potential excess flu vaccine supply cloud the outlook for Heron if Neptune does not make or Heron does not accept further bids.”

Rating	Neutral	Market-Perform	Underweight	No Rating

Investor community concerned over Heron’s near-term prospects, particularly on its ability to supply flu vaccine; however, long-term prospects are mixed.

3.     Preliminary Financial Analysis

Recent Trading Range and Analyst Price Targets

$

Implied Premium / (Discount) to Unaffected Share Price ($36.44)
52-Week Trading Range		(20.4)% – 26.2%

Analyst Price Targets (1)	[CHART]	(21.6)% – 7.8%

Affected Analyst Price Targets (2)		9.8% – 31.7%

(1)	Reflects analyst price targets pre-announcement of initial Neptune offer as of 8/31/05. Discounted at 12.0%
(2)	Reflects analyst price targets post announcement of initial Neptune offer as of 10/28/05; excludes CSFB and MS equity research price targets as unable to publish updates due to advisory role

Heron’s Valuation Parameters

Assessment of Valuation (1)

$

Implied Premium / (Discount) to Unaffected Share Price ($36.44)
Selected Companies

Multiple-Based: 20.0x – 26.0x 2006 P/E
Company Forecast 2006 EPS $1.58		(13.3)% – 12.7%

Street Forecast 2006 EPS $1.81		(0.7)% – 29.1%

Multiple-Based: 18.0x – 24.0x 2007 P/E

Company Forecast 2007 EPS $1.91		(5.7)% – 25.8%
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Street Forecast 2007 EPS $1.98		(2.2)% – 30.4%

10-Year Discounted Cash Flow Management Projections
Perpetual Growth: 2.0% – 4.0% Discount Rate: 10.0% – 12.0%		11.5% – 29.4% (1.4)% – 51.8%

Sum-of-the-Parts – Management Projections

Perpetual Growth: Varies by Segment (2) Discount Rate: 10.0 – 12.0%		6.6% – 23.5% (5.9)% – 45.9%

(1)	Street forecast EPS estimates as of 10/28/05
(2)

Assumes perpetual growth rate of 1.0% – 3.0% for BioPharma (midpoint LTM NOPAT multiple of 12.4x), 2.0% – 4.0% for Vaccines (midpoint LTM NOPAT multiple of 15.4x), 2.0% – 4.0% for Blood Testing (midpoint LTM NOPAT multiple of 13.3x) and (2.0)% – 0.0% for Corporate Royalties (midpoint LTM NOPAT multiple of 8.7x); derived from Heron Management

Illustrative Valuation Multiples

($MM, except per share amounts)

	Illustrative
	Price per	Premium		FD	Agg.	Equity Val.	Aggregate Value/				Price/Earnings (4)
		Unaffected	30-Days	Equity	Trans.	Excluding	2006E Revenues (4)				2006E				2007E				2006E PEG (6)
	share (1)	Price (1)	Price	Value (2)	Value (3)	Neptune (5)	Street		Mgmt.		Street		Mgmt.		Street		Mgmt.		Street		Mgmt.
		$36.44	$35.75				$2,182		$2,222		$1.81		$1.58		$1.98		$1.91

Unaffected	$36.44	0.0%	1.9%	$6,911	$6,999	$4,021	3.2	x	3.1	x	20.1	x	23.1	x	18.4	x	19.1	x	1.29	x	1.47	x
Sept. 1 Offer	40.00	9.8	11.9	7,616	7,704	4,443	3.5		3.5		22.1		25.3		20.2		20.9		1.41		1.62
Current Price	43.40	19.1	21.4	8,294	8,382	4,851	3.8		3.8		24.0		27.5		21.9		22.7		1.53		1.76
Current Offer	45.00	23.5	25.9	8,620	8,708	5,051	4.0		3.9		24.9		28.5		22.7		23.5		1.59		1.82

Implied Value Based on Reference P/E Multiples
$36.20	(0.7)%	1.3%	$6,864	$6,952	$3,993	3.2	x	3.1	x	20.0	x	22.9	x	18.3	x	18.9	x	1.28	x	1.46	x
47.06	29.1	31.6	9,041	9,129	5,308	4.2		4.1		26.0		29.8		23.8		24.6		1.66		1.90
31.60	(13.3)	(11.6)	5,954	6,042	3,448	2.8		2.7		17.5		20.0		16.0		16.5		1.11		1.28
41.08	12.7	14.9	7,829	7,917	4,571	3.6		3.6		22.7		26.0		20.7		21.5		1.45		1.66

(1)	Heron stock price as of August 31, 2005, the day immediately prior to announcement, was $36.44.
(2)	Based on Heron primary shares of 187.9MM from 424 B3 Prospectus dated August 29, 2005, and options schedule from 10-K for the period ended December 31, 2004.
(3)	Defined as Equity Value plus net debt (cash) of Heron, which was $88.1MM based on Press Release for the period ended September 30, 2005. Includes marketable debt securities.
(4)	Heron estimates based upon First Call consensus and Heron Management Forecast as of October 2005.
(5)	Excludes 79.3MM primary shares held by Neptune.
(6)	Based on an IBES LTGR of 15.7%.

	Implied Price based on 2007E P/E
	Street	Mgmt.
18.0x	$35.64	$34.38
24.0x	47.52	45.84

Denotes Driver

Heron Trading Multiples Relative to its Peers

2006 P/E Multiples

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2006 P/E/G Multiples

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Heron Trading Multiples Relative to its Peers Over Time

NTM Forward P/E Since 01/01/03

[CHART]

NTM Forward P/E/G Since 01/01/03

[CHART]

Source: FirstCall estimates

As of 10/28/05.

Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

On a NTM P/E basis, Heron has historically traded at a discount to its biotech peers.

Selected Companies Analysis

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	10/28/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Large Cap Biotech

Amgen	$75.78	87.2%	$94,959	$93,360	6.5	x	5.8	x	29.8	x	20.7	x	18.5	x	16.2%	1.27	x	1.14	x
Biogen Idec	38.49	55.0%	13,167	11,408	4.3		4.0		23.3		19.5		17.9		14.2%	1.37		1.26
Celgene	53.82	91.5%	10,873	10,149	13.5		9.8		NM		54.0		36.4		47.5%	1.14		0.77
Genentech	87.72	92.3%	96,269	94,605	11.0		8.6		NM		49.0		37.2		33.4%	1.47		1.11
Genzyme	71.76	94.2%	19,836	19,385	6.1		5.4		81.5		26.2		23.3		19.2%	1.36		1.21
Gilead Sciences	47.12	95.3%	22,289	20,629	9.0		7.9		33.6		26.3		24.2		19.5%	1.35		1.24
MedImmune	34.00	95.4%	8,508	7,638	5.5		4.8		NM		74.4		47.8		24.5%	3.04		1.95
			Mean		8.0	x	6.6	x	42.0	x	38.6	x	29.3	x	24.9%	1.57	x	1.24	x
			Median		6.5		5.8		31.7		26.3		24.2		19.5%	1.36		1.21
			High		13.5		9.8		81.5		74.4		47.8		47.5%	3.04		1.95
			Low		4.3		4.0		23.3		19.5		17.9		14.2%	1.14		0.77

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	10/28/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
BioPharma & Blood Testing

Abbott Laboratories	$42.75	85.5%	$66,807	$71,010	3.2	x	3.0	x	22.3	x	15.9	x	14.1	x	9.5%	1.68	x	1.48	x
Bayer AG	34.63	90.1%	25,293	33,982	1.0		1.0		24.4		12.3		15.4		7.0%	1.76		2.20
Johnson & Johnson	62.95	89.9%	189,437	178,860	3.3		3.1		18.4		16.7		15.2		11.1%	1.50		1.37
Roche Holdings	149.62	97.0%	129,228	127,879	4.2		3.7		25.3		24.5		19.7		14.3%	1.71		1.38
BioPharma & Vaccines
GlaxoSmithKline	$26.49	99.0%	$151,966	$154,678	3.9		3.7		17.4		17.2		15.6		6.1%	2.81		2.54
MedImmune	34.00	95.4%	8,508	7,638	5.5		4.8		NM		74.4		47.8		24.5%	3.04		1.95
Merck & Co.	27.54	77.9%	60,541	57,086	2.7		2.7		11.1		11.5		11.4		14.5%	0.79		0.79
Sanofi Aventis	80.31	88.1%	109,665	125,902	3.5		3.4		NM		13.3		11.8		9.5%	1.40		1.25
Wyeth	44.70	95.2%	60,229	62,415	3.1		2.9		17.2		14.2		13.3		7.4%	1.93		1.81
			Mean		3.4	x	3.1	x	19.7	x	22.0	x	18.0	x	11.5%	1.8	x	1.6	x
			Median		3.4		3.2		20.0		16.3		15.3		10.3%	1.7		1.4
			High		5.5		4.8		25.3		74.4		47.8		24.5%	3.0		2.5
			Low		1.0		1.0		11.1		11.5		11.4		6.1%	0.8		0.8

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	10/28/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Blood Testing

Beckman Coulter	$48.75	66.5%	$3,097	$3,774	1.5	x	1.4	x	15.5	x	16.1	x	13.7	x	14.1%	1.14	x	0.97	x
Bio-Rad Laboratories	55.69	89.0%	1,488	1,582	1.3		NA		18.2		15.5		NM		10.0%	1.55		NM
Biosite	53.89	78.2%	1,005	876	2.8		2.5		17.1		17.3		16.6		15.8%	1.09		1.05
Cytyc	24.76	85.2%	2,851	3,006	5.0		4.2		24.2		20.7		16.7		18.9%	1.09		0.88
Dade Behring Holdings	34.63	89.5%	1,584	1,941	1.1		1.1		14.1		23.9		22.8		17.8%	1.34		1.28
Digene	29.99	93.3%	610	565	3.1		2.7		79.6		40.1		20.4		30.0%	1.34		0.68
Diagnostic Products	41.81	72.4%	1,244	1,171	2.2		2.0		18.3		14.7		12.6		17.4%	0.84		0.73
Gen-Probe	40.43	76.1%	2,102	1,899	5.7		4.8		39.7		28.3		22.7		21.6%	1.31		1.06
Immucor	25.44	70.7%	1,208	1,176	5.3		NA		50.4		21.8		NM		23.3%	0.93		NM
Tripath Imaging	6.75	70.9%	262	241	2.1		1.3		NM		28.4		9.5		37.5%	0.76		0.25
Ventana Medical System	37.61	83.7%	1,471	1,425	5.9		NM		57.7		36.0		25.8		26.2%	1.37		0.99

			Mean		3.3	x	2.5	x	33.5	x	23.9	x	17.9	x	21.1%	1.16	x	0.88	x
			Median		2.8		2.3		21.2		21.8		16.7		18.9%	1.14		0.97
			High		5.9		4.8		79.6		40.1		25.8		37.5%	1.55		1.28
			Low		1.1		1.1		14.1		14.7		9.5		10.0%	0.76		0.25

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates; Projections from Wall Street Equity Research.

(in millions, except per share amounts)

	Stock	% Of							NOPAT					Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E			Term	PEG
Company	10/28/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E	EPS Grw.	CY 2006E		CY 2007E
Vaccines

Acambis	$3.81	72.4%	$409	$286	1.9	x	NM		NM		NM		NM	NM	NM		NM
Berna Biotech AG	10.33	94.9%	388	306	1.7		1.4		NM		51.0		NM	3.0%	NM		NM
CSL Limited	27.57	90.8%	5,108	5,318	2.5		2.4		7.0		18.6		NM	16.4%	1.13		NM
Nabi Biopharmaceuticals	11.75	73.4%	718	704	4.2		3.0		NM		NM		NM	NM	NM		NM

			Mean		2.6	x	2.2	x	7.0	x	34.8	x	NM	9.7%	1.13	x	NM
			Median		2.2		2.4		7.0		34.8		NM	9.7%	1.13		NM
			High		4.2		3.0		7.0		51.0		—	16.4%	1.13		—
			Low		1.7		1.4		7.0		18.6		—	3.0%	1.13		—

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	10/28/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Biotech

Allergan	$88.57	92.8%	$12,574	$11,758	4.8	x	4.4	x	28.7	x	23.6	x	20.1	x	17.5%	1.35	x	1.15	x
Biogen Idec	38.49	55.0%	13,167	11,408	4.3		4.0		23.3		19.5		17.9		14.2%	1.37		1.26
Celgene	53.82	91.5%	10,873	10,149	13.5		9.8		NM		54.0		36.4		47.5%	1.14		0.77
Cephalon	45.36	86.8%	2,660	5,581	3.8		3.8		34.1		14.5		13.2		19.4%	0.75		0.68
Elan	7.97	26.2%	3,476	4,042	7.6		6.7		NM		NM		NM		15.8%	NM		NM
Forest Laboratories	37.35	78.7%	12,935	11,104	3.3		3.1		14.2		14.5		12.4		13.0%	1.11		0.95
Genzyme	71.76	94.2%	19,836	19,385	6.1		5.4		81.5		26.2		23.3		19.2%	1.36		1.21
Gilead Sciences	47.12	95.3%	22,289	20,629	9.0		7.9		33.6		26.3		24.2		19.5%	1.35		1.24
MedImmune	34.00	95.4%	8,508	7,638	5.5		4.8		NM		74.4		47.8		24.5%	3.04		1.95
Millennium Pharmaceuticals	8.96	66.3%	2,781	2,381	4.7		4.1		NM		NM		NM		15.0%	NM		NM
Serono	16.21	82.7%	7,171	5,579	2.0		1.7		NM		15.5		13.6		18.0%	0.86		0.75

			Mean		5.9	x	5.1	x	35.9	x	29.8	x	23.2	x	20.3%	1.37	x	1.11	x
			Median		4.8		4.4		31.1		23.6		20.1		18.0%	1.35		1.15
			High		13.5		9.8		81.5		74.4		47.8		47.5%	3.04		1.95
			Low		2.0		1.7		14.2		14.5		12.4		13.0%	0.75		0.68

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates; Projections from Wall Street Equity Research.

Heron Consolidated Discounted Cash Flow Analysis – Summary

[CHART]

Heron Consolidated Discounted Cash Flow Analysis

Long-Term Discounted Cash Flow Analysis Heron
Perpetual Growth Rate (%)	2.0						3.0						4.0
Discount Rate	10.0%		11.0%		12.0%		10.0%		11.0%		12.0%		10.0%		11.0%		12.0%

Present Value of (1)
Cash Flows - Year 1	$36		$36		$36		$36		$36		$36		$36		$36		$36
Cash Flows - Year 2-11	3,751		3,549		3,362		3,751		3,549		3,362		3,751		3,549		3,362
Terminus	5,216		4,245		3,501		6,020		4,823		3,928		7,092		5,565		4,462
Aggregate Value	$9,003		$7,831		$6,899		$9,807		$8,408		$7,326		$10,879		$9,151		$7,860

Equity Value (3)	$8,915		$7,743		$6,811		$9,719		$8,320		$7,238		$10,791		$9,063		$7,772
Implied Share Price(2)	$46.45		$40.64		$35.93		$50.30		$43.53		$38.09		$55.33		$47.17		$40.79
Premium over Pre-Announcement	27.5%		11.5		(1.4)%		38.0		19.5%		4.5		51.8%		29.4		11.9%

Terminal Value Analysis
% Value in Terminus	57.9%		54.2		50.7%		61.4		57.4%		53.6		65.2%		60.8		56.8%
% Value in Cash Flows	42.1%		45.8		49.3%		38.6		42.6%		46.4		34.8%		39.2		43.2%

Implied Terminal Multiples
LTM Sales Multiple	3.3	x	2.9	x	2.7	x	3.8	x	3.3	x	3.0	x	4.5	x	3.9	x	3.4	x
LTM EBITDA Multiple	9.0		8.1		7.3		10.4		9.2		8.2		12.3		10.6		9.3
LTM NOPAT Multiple	14.1		12.6		11.4		16.3		14.3		12.8		19.2		16.5		14.5

Source: Heron Management Forecast as of October 2005

(1) Valuation as of 9/30/05 assuming mid-period convention

(2) Based on fully diluted share count and pre-announcement share price of $36.44 as of 8/31/05

(3) Assumes current net debt of $88.1MM as of 3Q05 earnings release

Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1)

$

Overall Company		% from Base Value ($43.53)
Discount Rate -/+1.0% (Base 11.0%)		(12.5)% – 15.6%
Perpetual Growth Rate -/+1.0% (Base 3.0%)		(6.6)% – 8.4%
Portfolio
TFPI Probability 0% – 100% Current Assumption: 61%		(25.4)% – 15.6%
Flu Cell Culture Probability 0% – 100% Current Assumption: U.S. – 30%; Europe – 75%	[CHART]	(8.8)% – 13.1%
Increase U.S. FCC POS to 60%		0.0% – 5.2%
Flu Cell Culture Probability 0% with Increase in Egg Flu Penetration		(5.2)% – 0.0%
Pandemic Stockpile Scenario (2)		0.0% – 8.9%
Pandemic Preparedness Scenario (3)		0.0% – 9.3%

(1) Base DCF value of $43.53 assumes a discount rate of 11.0% and a perpetual growth rate of 3.0%

(2) Assumes additional 160MM doses (2 doses each for 80MM people) of egg flu pandemic stockpile in 2008 and 2011 with price per dose of $9.68 ($5.18 bulk, $3.50 premium, $1.00 fill & finish)

(3) Assumes US flu cell culture accelerated by three years due to government pressure; US POS increased to match EU POS of 75%

Source: Heron Management Forecast as of October 2005

Heron Sum-of-the-Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation

$

[CHART]

(1) Assumes a discount rate of 11.0%

(2) As of August 31, 2005

(3) Assumes perpetual growth rate of 2.0% for BioPharma, 3.0% for Vaccines, 3.0% for Blood Testing and (1.0)% for Corporate Royalties

Source: Heron Management Forecast as of October 2005

Appendix

WACC

Weighted Average Cost of Capital

($MM, except per share amounts)

	Stock Price		FD Capitalization (1)			Beta (2)		Cost of (4)		Current	WACC Assuming Varying Levels of Debt/Total Cap (3),(4),(5)
Company	10/28/05	Equity	Equity %	Debt	Debt %	Equity	Asset (3)	Equity	Asset	WACC (3),(4),(5)	0.0%	11.8%	20.0%

Heron	$43.40	$8,294	88.2%	$1,106	11.8%	0.994	0.915	11.9%	11.3%	10.9%	11.3%	10.9%	10.7%

Biotech
Allergan Inc	$88.57	$12,574	99.5%	$57	0.5%	0.695	0.693	9.7%	9.7%	9.7%	9.7%	9.4%	9.2%
Biogen Idec Inc	38.49	13,167	99.7%	42	0.3%	1.526	1.523	15.7%	15.7%	15.6%	15.7%	15.1%	14.7%
Celgene Corp	53.82	10,873	100.0%	0	0.0%	1.444	1.444	15.1%	15.1%	15.1%	15.1%	14.6%	14.2%
Cephalon Inc	45.36	2,660	56.0%	2,090	44.0%	1.259	0.833	13.8%	10.7%	9.4%	10.7%	10.4%	10.1%
Elan Corp Plc -Adr	7.97	3,476	66.3%	1,763	33.7%	1.954	1.470	18.8%	15.3%	13.8%	15.3%	14.8%	14.4%
Forest Laboratories -Cl A	37.35	12,935	100.0%	0	0.0%	1.038	1.038	12.2%	12.2%	12.2%	12.2%	11.8%	11.5%
Genzyme Corp	71.76	19,836	97.5%	499	2.5%	1.024	1.008	12.1%	12.0%	11.9%	12.0%	11.6%	11.3%
Gilead Sciences Inc	47.12	22,289	100.0%	0	0.0%	1.150	1.150	13.0%	13.0%	13.0%	13.0%	12.5%	12.2%
Medimmune Inc	34.00	8,508	94.4%	505	5.6%	1.208	1.163	13.4%	13.1%	12.9%	13.1%	12.6%	12.3%
Millennium Pharmaceuticals	8.96	2,781	93.6%	189	6.4%	1.883	1.803	18.3%	17.7%	17.3%	17.7%	17.1%	16.6%
Serono Sa -Adr	16.21	7,171	91.6%	653	8.4%	0.727	0.686	9.9%	9.6%	9.4%	9.6%	9.3%	9.1%
Median			97.5%		2.5%	1.208	1.150	13.4%	13.0%	12.9%	13.0%	12.5%	12.2%
Mean			90.8%		9.2%	1.264	1.165	13.8%	13.1%	12.8%	13.1%	12.6%	12.3%
BioPharma & Blood Testing
Johnson & Johnson	$62.95	$189,437	98.6%	$2,633	1.4%	0.574	0.569	8.8%	8.8%	8.8%	8.8%	8.5%	8.3%
Abbott Laboratories	42.75	66,807	92.1%	5,737	7.9%	0.653	0.618	9.4%	9.2%	9.0%	9.2%	8.9%	8.7%
Bayer Ag	34.63	25,293	74.4%	8,692	25.6%	0.867	0.709	10.9%	9.8%	9.1%	9.8%	9.5%	9.3%
Roche Hldgs Ag	149.62	129,228	89.8%	14,705	10.2%	0.634	0.590	9.3%	9.0%	8.7%	9.0%	8.7%	8.5%
Median			90.9%		9.1%	0.644	0.604	9.3%	9.1%	8.9%	9.1%	8.8%	8.6%
Mean			88.7%		11.3%	0.682	0.622	9.6%	9.2%	8.9%	9.2%	8.9%	8.7%
BioPharma & Vaccines
Glaxosmithkline Plc -Adr	$26.49	$151,966	95.6%	$6,920	4.4%	0.380	0.369	7.4%	7.4%	7.3%	7.4%	7.2%	7.0%
Medimmune Inc	34.00	8,508	94.4%	505	5.6%	1.208	1.163	13.4%	13.1%	12.9%	13.1%	12.6%	12.3%
Merck & Co	27.54	60,541	89.4%	7,167	10.6%	0.858	0.797	10.9%	10.4%	10.1%	10.4%	10.1%	9.9%
Sanofi-Aventis -Adr	80.31	109,665	87.9%	15,044	12.1%	0.612	0.562	9.1%	8.7%	8.5%	8.7%	8.5%	8.3%
Wyeth	44.70	60,229	88.3%	7,956	11.7%	0.635	0.585	9.3%	8.9%	8.6%	8.9%	8.6%	8.5%
Median			89.4%		10.6%	0.635	0.585	9.3%	8.9%	8.6%	8.9%	8.6%	8.5%
Mean			91.1%		8.9%	0.739	0.695	10.0%	9.7%	9.5%	9.7%	9.4%	9.2%
Large Cap Biotech
Amgen Inc	$75.78	$94,959	96.0%	$3,952	4.0%	1.075	1.047	12.4%	12.2%	12.1%	12.2%	11.8%	11.5%
Biogen Idec Inc	38.49	13,167	99.7%	42	0.3%	1.526	1.523	15.7%	15.7%	15.6%	15.7%	15.1%	14.7%
Celgene Corp	53.82	10,873	100.0%	0	0.0%	1.444	1.444	15.1%	15.1%	15.1%	15.1%	14.6%	14.2%
Genentech Inc	87.72	96,269	97.5%	2,485	2.5%	1.237	1.217	13.6%	13.5%	13.4%	13.5%	13.0%	12.7%
Genzyme Corp	71.76	19,836	97.5%	499	2.5%	1.024	1.008	12.1%	12.0%	11.9%	12.0%	11.6%	11.3%
Gilead Sciences Inc	47.12	22,289	100.0%	0	0.0%	1.150	1.150	13.0%	13.0%	13.0%	13.0%	12.5%	12.2%
Medimmune Inc	34.00	8,508	94.4%	505	5.6%	1.208	1.163	13.4%	13.1%	12.9%	13.1%	12.6%	12.3%
Median			97.5%		2.5%	1.208	1.163	13.4%	13.1%	13.0%	13.1%	12.6%	12.3%
Mean			97.9%		2.1%	1.238	1.222	13.6%	13.5%	13.4%	13.5%	13.0%	12.7%
Overall Median			95.6%		4.4%	1.075	1.038	12.4%	12.2%	12.1%	12.2%	11.8%	11.5%
Overall Mean			92.4%		7.6%	1.074	1.012	12.4%	12.0%	11.7%	12.0%	11.6%	11.3%

(1) Converts treated as debt.

(2) Based on BARRA research dated September 30, 2005.

(3) Based on marginal tax rate of 35%.

(4) Based on a 20-Year Interpolated U.S. Treasury yield of 4.70% as of October 23, 2005, and equity market risk premium of 7.20%. (Source: Bloomberg and Ibbotson)

(5) Based on 6.0% cost of debt.

Other Metrics

Other Metrics - Select Biotechnology Precedent Acquisitions

Biotechnology Precedent Transactions

Date			Offer Price	Transaction Value		% Premium from			Aggregate Value / Revenue						Implied P/E
Ann.	Acquiror	Target	Per Share	Equity	Aggregate	1 Day Prior	1 Month Prior	3 Month Prior	LTM		1-yr. Fwd.		2-yr. Fwd.		1-yr. Fwd.		2-yr. Fwd.
9/7/2005	GlaxoSmithKline	ID Biomedical	$29.54	$1,428	$1,506	13.0%	42.7%	74.7%	63.7	x	26.9	x	6.8	x	NM		NM
8/22/2005	OSI Pharma	Eyetech	20.00	935	673	43.0%	64.1%	(15.8)%	5.8	x	2.7	x	1.6	x	NM		21.7	x
7/21/2005	MGI Pharma	Guilford	3.75	178	266	57.5%	41.1%	53.6%	5.3	x	5.8	x	6.3	x	NM		NM
6/16/2005	Pfizer	Vicuron	29.10	1,915	1,788	84.2%	67.2%	71.3%	NM		NM		17.3	x	NM		NM
5/4/2005	Genzyme	Bone Care International	33.00	725	606	38.5%	26.5%	11.8%	8.2	x	6.1	x	5.0	x	46.2	x	29.9	x
4/29/2005	GlaxoSmithKline	Corixa Corp	4.40	300	333	47.7%	37.5%	19.9%	13.3	x	9.9	x	8.8	x	NM		NM
4/21/2005	Shire Pharmaceuticals	Transkaryotic Therapies	37.00	1,570	1,509	13.4%	54.5%	43.8%	19.3	x	15.8	x	14.1	x	NM		NM
4/19/2005	Jazz Pharmaceuticals	Orphan Medical	10.75	125	112	25.7%	8.8%	26.3%	4.7	x	3.3	x	2.5	x	NM		44.8	x
6/14/2004	QLT	Atrix	38.50	787	683	27.2%	27.9%	38.8%	13.6	x	10.0	x	7.3	x	60.0	x	26.8	x
5/18/2004	UCB	Celltech	19.44	2,687	2,413	27.9%	20.2%	20.1%	3.9	x	NA		NA		NM		NM
3/29/2004	Amgen	Tularik	25.00	1,457	1,285	47.1%	35.9%	47.1%	41.9	x	37.7	x	33.4	x	NM		NM
2/26/2004	Genzyme Corp.	Ilex Oncology	26.00	1,050	889	22.0%	9.0%	26.3%	25.6	x	23.8	x	12.8	x	NM		NM
12/21/2003	Pfizer	Esperion	35.00	1,281	1,198	54.2%	57.6%	70.6%	NM		NA		NA		NM		NM
8/4/2003	Genzyme	Sangstat	22.50	611	532	45.4%	59.0%	86.1%	4.2	x	NA		NA		NM		NM
5/19/2003	Chiron	PowderJect	9.00	878	789	6.5%	32.5%	40.1%	3.0	x	3.0	x	2.6	x	21.4	x	15.4	x
2/10/2003	Johnson & Johnson	Scios	45.00	2,351	2,356	6.6%	25.4%	52.5%	30.5	x	12.1	x	8.7	x	NM		NM
12/17/2001	Amgen	Immunex	29.15	16,677	15,660	13.8%	12.0%	70.6%	16.3	x	12.5	x	8.5	x	NM		NM
12/6/2001	Millennium	COR Therapeutics	35.00	2,102	2,069	77.3%	64.0%	29.0%	16.5	x	10.7	x	9.2	x	NM		48.6	x
12/3/2001	MedImmune	Aviron	47.41	1,607	1,392	28.0%	47.9%	95.1%	41.2	x	93.3	x	11.5	x	NM		NM
3/27/2001	Johnson & Johnson	Alza	41.83	12,004	11,000	8.0%	1.4%	(3.0)%	11.1	x	5.7	x	8.1	x	42.3	x	34.0	x
12/11/2000	Shire	BioChem Pharma	37.00	4,004	3,732	39.6%	52.1%	89.6%	17.2	x	16.9	x	18.3	x	NM		NM
9/11/2000	Elan	Dura	35.00	1,757	1,820	22.3%	49.3%	155.7%	5.5	x	5.7	x	5.7	x	53.0	x	47.9	x
9/11/2000	Genzyme General	GelTex	47.50	1,050	938	27.1%	33.8%	122.2%	NM		NM		NM		NM		NM
8/14/2000	Chiron	Pathogenesis	38.50	697	660	17.6%	38.7%	96.8%	8.7	x	7.7	x	6.3	x	NM		60.2	x
3/6/2000	Elan	Liposome Comp.	15.28	742	679	6.3%	20.4%	42.1%	7.6	x	6.8	x	6.5	x	50.2	x	46.9	x
					Mean:	32.0%	37.2%	54.6%	16.7	x	15.8	x	9.6	x	45.5	x	37.6	x
					Median:	27.2%	37.5%	47.1%	12.2	x	10.0	x	8.1	x	48.2	x	39.4	x

Source: FactSet and company filings

Other Metrics - Premiums Paid in Minority Squeeze Outs

1 -Day Premiums Paid in Precedent Squeeze Out Transactions

[CHART]

Note: Total number of deals includes some squeeze outs where pre-transaction ownership was not disclosed

Spot Price Premiums at Various Ownership Levels (1)

	All Transactions		<60% Ownership		60-70% Ownership		70-80% Ownership		>80% Ownership
	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month
75th Percentile	35%	42%	42%	34%	26%	42%	46%	52%	27%	51%
Mean	25%	29%	34%	27%	22%	33%	30%	38%	21%	28%
Median	20%	25%	25%	19%	20%	29%	27%	27%	15%	24%
25th Percentile	10%	12%	18%	16%	13%	19%	11%	16%	4%	7%

Note: Boxed items are represented in graph.

(1) Represents acquiror’s pre-transaction ownership in target.

Business Unit P&Ls

BioPharma Segment P&L

BioPharma PROJECT HERON P&L $MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Proleukin	100%	107.0	95.1	87.4	83.6	80.5	78.5	77.2	76.2	76.0	75.5
TOBI	100%	229.2	239.5	175.7	137.0	96.2	83.3	80.9	79.0	77.6	76.6
Betaseron	100%	150.8	182.9	180.9	187.2	177.0	177.5	165.5	113.3	86.0	68.4
TFPI	61%	0.0	0.0	23.5	141.1	356.0	465.2	633.7	635.5	673.7	727.4
258	15%	0.0	0.0	0.0	0.0	3.9	12.3	35.9	54.3	67.5	78.5
12.12	17%	0.0	0.0	0.0	0.0	0.0	8.9	30.1	60.6	84.3	95.1
TIP	75%	0.0	0.0	71.9	120.0	170.7	192.8	205.1	220.4	234.7	256.4
CSI	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Products		62.6	88.9	112.3	142.9	163.6	176.2	194.1	206.2	239.1	273.2
Net Product Sales		549.5	606.4	651.6	811.7	1,047.8	1,194.7	1,422.4	1,445.4	1,538.8	1,651.3
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaborative Agreements		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Royalties		52.2	35.0	37.9	39.4	35.0	26.4	26.6	26.8	22.5	22.6
Other Revenues		9.2	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3

TOTAL BioPharma REVENUE (Pos-Adj)		612.0	652.0	699.9	852.4	1,084.1	1,222.5	1,450.3	1,473.4	1,562.7	1,675.2
% Growth		-5.2%	6.5%	7.3%	21.8%	27.2%	12.8%	18.6%	1.6%	6.1%	7.2%

TOTAL BioPharma COGS (Pos-Adj)		158.5	177.3	207.5	235.0	261.2	310.5	359.7	380.6	387.1	396.1
% Growth		3.9%	11.9%	17.0%	13.2%	11.1%	18.9%	15.9%	5.8%	1.7%	2.3%

TOTAL BioPharma GROSS PROFIT (Pos-Adj.)		453.4	474.6	492.4	617.5	823.0	912.0	1,090.6	1,092.8	1,175.6	1,279.1
% Margin		74.1%	72.8%	70.3%	72.4%	75.9%	74.6%	75.2%	74.2%	75.2%	76.4%

TOTAL BioPharma Research & Development (Pos-Adj		297.2	305.1	337.6	290.7	287.3	330.5	372.8	389.1	401.3	425.2
% Margin		48.6%	46.8%	48.2%	34.1%	26.5%	27.0%	25.7%	26.4%	25.7%	25.4%
% Growth		10.7%	2.6%	10.7%	-13.9%	-1.2%	15.0%	12.8%	4.4%	3.1%	5.9%

TOTAL BioPharma S&M (Pos-Adj)		144.9	162.7	206.9	216.3	222.5	227.6	241.2	253.4	269.6	291.3
% Margin		23.7%	25.0%	29.6%	25.4%	20.5%	18.6%	16.6%	17.2%	17.3%	17.4%
% Growth		0.4%	12.3%	27.2%	4.5%	2.9%	2.3%	6.0%	5.1%	6.4%	8.0%

TOTAL BioPharma G&A (Pos-Adj)		31.3	32.3	37.0	42.7	53.6	60.0	69.8	73.5	77.9	82.7
% Margin		5.1%	5.0%	5.3%	5.0%	4.9%	4.9%	4.8%	5.0%	5.0%	4.9%
% Growth		5.6%	3.1%	14.5%	15.4%	25.5%	11.9%	16.4%	5.3%	6.0%	6.1%

Other Operating Expenses		12.9	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2

Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL BioPharma OPERATING EXPENSES		486.4	513.4	590.0	549.9	563.6	618.2	684.0	716.3	749.1	799.4

TOTAL BioPharma EXPENSES		644.9	690.7	797.6	784.9	824.8	928.7	1,043.7	1,096.9	1,136.2	1,195.5

BioPharma OPERATING INCOME (LOSS)		(32.9)	(38.7)	(97.7)	67.5	259.4	293.7	406.6	376.5	426.5	479.7
% Margin		NM	NM	NM	7.9%	23.9%	24.0%	28.0%	25.6%	27.3%	28.6%
% Growth		-173.8%	17.6%	152.1%	-169.2%	284.0%	13.2%	38.4%	-7.4%	13.3%	12.5%

Source: Heron Management Forecast as of October 2005

Vaccines Segment P&L

Vaccines PROJECT HERON P&L $MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Egg Flu	100%	545.2	588.3	659.7	598.3	618.3	598.3	476.9	394.0	255.5	116.8
WW Flu Cell Culture	30% US / 75% EU	0.0	0.0	0.0	92.7	125.5	150.3	209.8	253.4	326.6	397.0
Men B NZ	100%	3.0	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Men B EU	25%	0.0	0.0	0.0	31.9	100.4	8.1	6.6	5.7	4.9	4.2
Men B US	25%	0.0	0.0	0.0	169.6	276.0	32.9	34.3	19.3	16.6	14.3
Men ABCYW	15%	0.0	0.0	0.0	0.0	0.0	477.9	483.7	283.6	248.4	215.2
Men ABCYW-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	54.2	60.5	63.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	65.8	62.5
Other Products		356.4	390.1	415.3	429.8	442.1	416.6	413.0	412.5	415.1	420.2
Net Product Sales		904.6	980.8	1,077.4	1,324.7	1,564.7	1,686.7	1,689.5	1,448.4	1,398.9	1,299.3

Collaborative Agreements		0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		3.9	3.4	2.9	1.4	1.4	1.0	0.0	0.0	0.0	0.0
Other Revenue		12.1	13.1	14.1	13.9	16.4	20.8	20.8	25.8	25.8	30.2
Other Revenues		15.9	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2

TOTAL VACCINES REVENUE (Pos-Adj)		920.5	998.3	1,094.4	1,339.9	1,582.4	1,708.4	1,710.2	1,474.1	1,424.7	1,329.5
% Growth		19.0%	8.4%	9.6%	22.4%	18.1%	8.0%	0.1%	-13.8%	-3.4%	-6.7%

TOTAL VACCINES COGS (Pos-Adj)		450.2	450.8	467.4	549.3	571.8	600.1	610.7	594.2	599.9	488.4
% Margin		48.9%	45.2%	42.7%	41.0%	36.1%	35.1%	35.7%	40.3%	42.1%	36.7%
% Growth		15.5%	0.1%	3.7%	17.5%	4.1%	4.9%	1.8%	-2.7%	1.0%	-18.6%

TOTAL VACCINES GROSS PROFIT (Pos-Adj.)		470.4	547.5	627.0	790.6	1,010.6	1,108.3	1,099.5	879.9	824.8	841.0
% Margin		51.1%	54.8%	57.3%	59.0%	63.9%	64.9%	64.3%	59.7%	57.9%	63.3%
TOTAL VACCINES Research & Development (Pos-Adj)		150.1	151.5	159.0	169.0	170.2	165.0	167.3	150.8	147.1	136.3
R&D as % of Total Revenue		16.3%	15.2%	14.5%	12.6%	10.8%	9.7%	9.8%	10.2%	10.3%	10.3%
% Growth		6.0%	0.9%	5.0%	6.2%	0.7%	-3.1%	1.4%	-9.9%	-2.5%	-7.3%

TOTAL VACCINES S&M (Pos-Adj)		110.7	114.7	133.6	160.4	183.2	206.5	197.8	169.6	163.8	152.2
S&M as % of Product Sales		12.2%	11.7%	12.4%	12.1%	11.7%	12.2%	11.7%	11.7%	11.7%	11.7%
% Growth		-0.9%	3.6%	16.5%	20.1%	14.2%	12.7%	-4.2%	-14.3%	-3.4%	-7.1%

TOTAL VACCINES G&A (Pos-Adj)		50.3	53.7	56.3	66.7	73.0	83.9	93.7	83.2	84.7	83.8
G&A as % Total Revenue		5.5%	5.4%	5.1%	5.0%	4.6%	4.9%	5.5%	5.6%	5.9%	6.3%
% Growth		-6.8%	6.8%	4.9%	18.5%	9.5%	14.9%	11.7%	-11.3%	1.9%	-1.1%

Other Operating Expenses		0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL VACCINES OPERATING EXPENSES		311.3	320.0	349.1	396.2	426.5	455.4	458.9	403.6	395.6	372.2

TOTAL VACCINES EXPENSES		761.4	770.8	816.5	945.5	998.3	1,055.4	1,069.6	997.8	995.6	860.6

VACCINES OPERATING INCOME (LOSS)		159.1	227.5	277.9	394.4	584.1	653.0	640.6	476.3	429.1	468.8
% Margin		17.3%	22.8%	25.4%	29.4%	36.9%	38.2%	37.5%	32.3%	30.1%	35.3%
% Growth		112.3%	43.0%	22.2%	41.9%	48.1%	11.8%	-1.9%	-25.7%	-9.9%	9.3%

Source: Heron Management Forecast as of October 2005

Blood Testing Segment P&L

BLOOD TESTING PROJECT HERON P&L $MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
NAT
Current Products
Duplex	100%	89.2	23.9	25.6	25.6	23.1	20.6	18.2	15.7	13.2	10.8
dHBV	100%	1.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ultrio	100%	229.0	353.5	380.7	383.4	353.8	318.4	271.8	231.1	190.9	151.5
WNV	100%	43.3	57.6	57.6	57.6	53.7	48.0	42.2	36.5	30.8	25.1
Total Current Products Revenue		362.8	435.0	463.9	466.5	430.6	386.9	332.2	283.4	234.9	187.3

New Products
Blood Type Conversion	35%	0.0	0.0	12.7	33.2	61.9	85.7	99.4	111.9	116.1	117.3
Bacterial Detection	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Parvo	75%	0.0	0.3	3.0	13.2	11.8	10.5	9.1	7.7	6.4	5.1
Prion	50%	0.0	37.7	68.8	74.1	83.7	90.5	89.4	90.6	90.6	90.6
Next Generation NAT	100%	0.0	0.0	0.0	74.1	153.2	253.2	308.8	381.9	465.0	548.1
Total New Products Revenue		0.0	38.0	84.5	194.6	310.6	439.9	506.6	592.1	678.1	761.0

Total Instrument & Service Revenue		28.2	16.3	19.7	13.8	9.4	8.3	7.7	6.8	6.0	4.5

Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total NAT Product Revenue		391.0	489.3	568.1	674.9	750.6	835.1	846.5	882.3	919.0	952.9

Plasma Royalties (Homebrew)		11.0	11.0	18.8	8.3	6.6	6.0	6.0	6.0	6.0	6.0

Whole Blood and Plasma Royalties (Roche)		54.4	50.2	46.0	56.8	18.8	18.8	18.9	18.9	19.0	19.1

Total NAT Royalty Revenue		65.4	61.1	64.8	65.1	25.4	24.8	24.9	24.9	25.0	25.1

Grants for R&D (Other)		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

TOTAL NAT REVENUE		457.4	551.5	634.0	741.0	777.0	860.9	872.4	908.2	945.0	979.0
% Growth		26.5%	20.6%	15.0%	16.9%	4.9%	10.8%	1.3%	4.1%	4.0%	3.6%

ORTHO JOINT BUSINESS
Product Sales		26.3	26.5	26.8	27.1	27.3	27.6	27.9	28.2	28.4	28.7
Hep Retro Amortization (Royalty)		5.0	5.0	5.0	5.0	2.5	0.0	0.0	0.0	0.0	0.0
Contract Revenues		10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
Joint Business Profits		109.8	107.6	105.4	103.3	101.2	99.2	97.2	95.3	93.4	91.5
TOTAL ORTHO REVENUE		151.2	149.3	147.5	145.8	141.6	137.4	135.8	134.3	132.8	131.3

TOTAL BLOOD TESTING REVENUE		608.6	700.8	781.5	886.8	918.6	998.4	1,008.2	1,042.5	1,077.7	1,110.2
% Growth		13.6%	15.2%	11.5%	13.5%	3.6%	8.7%	1.0%	3.4%	3.4%	3.0%

TOTAL BLOOD TESTING COGS		225.1	263.8	296.4	348.1	388.6	435.0	447.1	471.5	496.7	520.7
% Growth		23.7%	17.2%	12.4%	17.4%	11.6%	11.9%	2.8%	5.5%	5.3%	4.8%

TOTAL BLOOD TESTING GROSS PROFIT (Pos-Adj.)		383.5	437.1	485.1	538.7	530.0	563.4	561.1	571.0	581.1	589.5
% Margin		63.0%	62.4%	62.1%	60.7%	57.7%	56.4%	55.7%	54.8%	53.9%	53.1%

TOTAL BLOOD TESTING R&D		32.1	44.6	38.2	40.3	53.7	57.5	58.2	59.9	61.9	62.7
% Margin		5.3%	6.4%	4.9%	4.5%	5.8%	5.8%	5.8%	5.7%	5.7%	5.6%
% Growth		2.0%	39.0%	-14.4%	5.4%	33.2%	7.1%	1.2%	3.0%	3.2%	1.3%

TOTAL BLOOD TESTING S&M		45.2	48.7	55.3	62.6	66.1	68.8	70.5	74.9	79.2	83.4
% Margin		7.4%	6.9%	7.1%	7.1%	7.2%	6.9%	7.0%	7.2%	7.3%	7.5%
% Growth		7.8%	7.7%	13.6%	13.3%	5.5%	4.1%	2.5%	6.2%	5.7%	5.3%

TOTAL BLOOD TESTING G&A		4.9	5.2	5.4	5.7	6.0	6.3	6.6	7.0	7.3	7.7
% Margin		0.8%	0.7%	0.7%	0.6%	0.7%	0.6%	0.7%	0.7%	0.7%	0.7%
% Growth		-2.8%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%

Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL OPERATING EXPENSES		82.2	98.5	98.9	108.6	125.8	132.6	135.3	141.8	148.4	153.7

TOTAL EXPENSES		307.3	362.2	395.4	456.8	514.4	567.6	582.4	613.3	645.0	674.5

BLOOD TESTING OPERATING INCOME (LOSS)		301.2	338.6	386.1	430.0	404.2	430.8	425.8	429.1	432.7	435.8
% Margin		49.5%	48.3%	49.4%	48.5%	44.0%	43.1%	42.2%	41.2%	40.1%	39.2%
% Growth		9.5%	12.4%	14.1%	11.4%	-6.0%	6.6%	-1.2%	0.8%	0.8%	0.7%

Source: Heron Management Forecast as of October 2005

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